                                                                   EXHIBIT 10.16


                           LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT is entered into as of the ____ day of April, 1997 (this "Amendment"), by and between LEXREAL ASSOCIATES, a New York
                   ---------
general partnership ("Borrower") and MITSUI SEIMEI AMERICA CORPORATION,  a New
                      --------
York corporation ("Lender").
                   ------

                                R E C I T A L S:

     WHEREAS, Lender and Borrower entered into that certain Loan Agreement, dated April 6, 1990 (as amended by that certain First Amendment to Loan Agreement, dated as of July 19, 1990, by and between Lender and Borrower, the "Loan Agreement"), pursuant to which Lender agreed to make a loan to Borrower in
 --------------
the aggregate principal sum of Four Hundred Ten Million Dollars ($410,000,000) (the "Loan"). All capitalized terms used herein and not otherwise defined shall
      ----
have the meanings given such terms in the Loan Agreement.

     WHEREAS, on July 19, 1990, in connection with the Loan, Borrower executed and delivered to Lender various other loan documents, including, without limitation, (i) that certain Amended and Restated Promissory Note in the original principal sum of Two Hundred Sixty-Seven Million Dollars ($267,000,000) (the "Initial Note"), (ii) that certain Supplemental Note, in the original
      ------------
principal sum of One Hundred Forty-Three Million Dollars ($143,000,000) (the "Supplemental Note"), (iii) that certain Amended and Restated Mortgage and
 -----------------
Security Agreement, made by and between Borrower and Lender, encumbering the Project (the "Initial Mortgage"), (iv) that certain Amended and Restated
              ----------------
Supplemental Mortgage and Security Agreement, made by and between Borrower and Lender, encumbering the Project (the

"Supplemental Mortgage"), and (v) that certain Option Agreement (the "Option
 ---------------------                                                ------
Agreement"), by and among Lender, Borrower, 599 Lexington Avenue Associates
---------
Limited Partnership ("599 Lex"), 599 Lexington Corp. ("Lexcorp") and Linlex,
                      -------                          -------
Incorporated ("Linlex").
               ------

     WHEREAS, Borrower and certain Affiliates of Borrower desire to form a real estate investment trust (the "REIT") and to offer for sale to the public shares
                              ----
of such REIT in an initial public offering (the "IPO"), and, in connection with
                                                 ---
the IPO, to make a partial prepayment of the Loan and to transfer 99% of its partnership interests to a Delaware limited partnership (the "Operating Partnership") and 1% of its partnership interests to an Affiliate of the Operating Partnership in exchange for Operating Partnership Units ("OPUs") in the Operating Partnership. On the date of consummation of the IPO, the REIT shall become the sole general partner of the Operating Partnership and shall control (but not wholly-own) the Operating Partnership through its ownership of OPUs in the Operating Partnership. Upon such transfer of partnership interests in the Borrower, the Borrower intends to convert its status from a New York general partnership to a New York limited partnership in which the Operating Partnership's interest in the Borrower will be held as a limited partner.

     WHEREAS, the Loan Documents prohibit any prepayment of the Loan or the transfer of interests in Borrower to the Operating Partnership and/or any Affiliate of such Operating Partnership.

     WHEREAS, in consideration of the amendments contemplated hereby, Lender is willing to accept a partial prepayment of the Loan and to modify the Loan Documents to permit the partnership transfers described in these Recitals (such partnership transfers being hereinafter referred to as the "Partner Transfers").

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

     1.   Partner Transfers and Partial Prepayment.
          ----------------------------------------

          (a) Despite provisions to the contrary contained in the Loan Agreement and other Loan Documents, but subject in all respects to the Borrower's compliance with the terms and conditions of this Agreement, Lender hereby agrees to permit and consents to the Partner Transfers heretofore described in the Recitals, and agrees to accept a partial prepayment of the Loan, in the manner hereinafter described, in the principal amount of One Hundred Eighty Five Million Dollars ($185,000,000), plus accrued and unpaid interest and the Premium described in (c) below, provided that, upon consummation of the IPO, the Project is included among the portfolio of properties owned directly or indirectly by the Operating Partnership.

          (b) Notwithstanding any provision of the Loan Agreement, including, without limitation Paragraph 3.3(c) thereof, or of any other Loan Document to the contrary, Borrower may, subject to and in accordance with the terms hereof, prepay the Supplemental Note in full and make a partial prepayment of the Initial Note so long as such prepayment occurs on or before October 1, 1997 (the "Outside Date").
 ------------

          (c) Simultaneously with the consummation of the IPO, Borrower shall
(i) make a principal prepayment with respect to the Initial Note in the amount of Forty-Two

Million Dollars ($42,000,000) plus all accrued and unpaid Interest and late charges through and including the Closing Date, (ii) make a prepayment in full of all amounts due under the Supplemental Note, and (iii) pay to Lender a prepayment premium (the "Premium") equal to Five Million Five Hundred Fifty
                         -------
Thousand Dollars ($5,550,000). The amounts described in (i) through (iii) shall hereinafter collectively be referred to as the "Prepayment."

          (d) Borrower shall provide Lender at least 15 days prior notice as to the anticipated date that the IPO will be consummated and the Prepayment will be made. Borrower shall give Lender at least three business days prior notice as to the final date (the "Closing Date") that the IPO will be consummated and the Prepayment will be made. The Closing Date must occur on or before the Outside Date.

     2.   Conditions to Prepayment.
          ------------------------

          (a) Borrower shall make, and Lender shall accept, the Prepayment as provided in Section 1 hereof, upon consummation of the IPO on or before the
            ---------
Outside Date. The consummation of the IPO and the Prepayment shall occur simultaneously.

          (b) Lender shall not be required to accept the Prepayment if, on the Closing Date:

               (i) there shall exist an uncured Event of Default by Borrower under this Agreement or the Loan Documents; or

               (ii) there shall be pending any proceeding by or against Borrower under the bankruptcy laws of the United States.

     Lender shall have the right, in its sole discretion, to waive satisfaction of any condition set forth in this Section 2.
                                                ---------

     3.   Closing Deliveries.  At the closing of the Prepayment (the "Closing"),
          -------------------
the following shall occur:

               (a) Borrower shall deliver to Lender the following:

                   (i) an amount equal to the Prepayment in immediately available funds by wire transfer in accordance with instructions provided by Lender no later than one business day before the Closing Date, and receipt shall have been confirmed by Lender;

                   (ii) original counterparts, signed on behalf of Borrower and all parties other than Lender, of (A) the Amended and Restated Loan Agreement in the form of Exhibit 1 attached hereto and made a party hereof (the "Amended
               ---------
and Restated Loan Agreement"), (B) the Amended and Restated Option Agreement
in the form of Exhibit 2 attached hereto and made a part hereof (the "Amended
               ---------
and Restated Option Agreement"), (C) the First Amendment to Mortgage in the form of Exhibit 3 attached hereto and made a part hereof (the "Mortgage Amendment"),
   ---------
(D) the First Amendment to Management Agreement in the form of Exhibit 4
                                                               ---------
attached hereto and made a part hereof (the "Management Agreement Amendment"),
(E) the Collateral Assignment of Partnership Interest in the form of Exhibit 5
                                                                     ---------
attached hereto and made a part hereof, together with UCC-1 financing statements from the assignors thereunder (the "Collateral Assignment"), (F) the First Amendment to Amended and Restated Promissory Note in the form of Exhibit 6
                                                                 ---------
attached hereto and made a part hereof (the "Note Amendment"), and (G) the First Amendment to the Collateral Assignment of Rents and

Leases in the form of Exhibit 7 attached hereto and made a part hereof (the "Assignment Amendment"), which documents shall become effective on the Closing Date;

               (iii) a certificate from an authorized Partner of Borrower certifying to Lender that all conditions set forth in Section 2 hereof have
                                                      ---------
been satisfied in full (or will be satisfied in full simultaneously with the Closing);

               (iv) evidence reasonably satisfactory to Lender that all actions contemplated by this Agreement have been approved by all necessary partnership action of Borrower, together with a copy of the Amended and Restated Agreement of Limited Partnership of Borrower which Amended and Restated Agreement shall be substantively identical to the Partnership Agreement, other than for changes necessary as a result of the Partner Transfers and the conversion to a limited partnership;

               (v) evidence of payment of all fees and costs for which Borrower is obligated pursuant to the provisions of Section 5 hereof.
                                           ---------

           (b) Lender shall deliver to Borrower the following:

               (i) original counterparts of the Amended and Restated Loan Agreement, Amended and Restated Option Agreement, Collateral Assignment, Mortgage Amendment, Note Amendment, and Assignment Amendment, signed on behalf of Lender, together with evidence reasonably satisfactory to Borrower that all actions contemplated by this Agreement have been approved and authorized by all necessary corporate action of Lender;

               (ii) the original Supplemental Note marked "canceled," together with a satisfaction of the Supplemental Mortgage and a release of that certain unrecorded Collateral

Assignment of Leases, Rents and Profits, dated July 19, 1990, and executed in connection with the Supplemental Mortgage.

     All actions to be taken pursuant to this Section 3 shall be deemed taken
                                              ---------
simultaneously and no action shall be deemed taken until all are taken in their entirety.

     4.   Initial Note.  Borrower and Lender agree that upon the partial
          ------------
prepayment of the Initial Note in accordance with the provisions of Section 1
                                                                    ---------
hereof, the outstanding principal amount of the Initial Note shall be Two Hundred Twenty-Five Million Dollars ($225,000,000). From and after the Closing Date, interest on such principal amount outstanding shall be payable as provided in the Initial Note, as amended by the Note Amendment, at the annual rate of seven percent (7%). Upon receipt by Lender of the Prepayment, there shall be affixed to the Initial Note by the Lender a legend reflecting the partial principal repayment in the sum of Forty-Two Million Dollars ($42,000,000) and that, as of the date of the Closing Date, the then outstanding principal amount of the Initial Note is Two Hundred Twenty-Five Million Dollars ($225,000,000).

     5.   Representations and Warranties.
          ------------------------------

          (a) Borrower represents and warrants to Lender as follows:

              (i) Formation, Qualification and Powers.  Borrower is a general
                  -----------------------------------
partnership duly formed and validly existing under the laws of the State of New York. Associates, Lex and Linlex are the only partners of Borrower owning, respectively, 99.9%, .05% and .05% general partnership interests in the Borrower. Borrower has all requisite power and authority to conduct its business, to own, subject to the provisions of the Loan

Documents, lease, mortgage and transfer its properties, and to execute, deliver and perform all of its obligations hereunder. The sole business of Borrower is the ownership and operation of the Project.

               (ii) Authority and Compliance with Instruments and Government
                    --------------------------------------------------------
Regulations.  The execution, delivery and performance by Borrower of this
-----------
Agreement has been duly authorized by all necessary action and does not and will not on the Closing Date:

                    (A) require any consent or approval not heretofore obtained of any Person;

                    (B) violate any provision of the Partnership Agreement or any Partner's charter documents of formation and organization;

                    (C) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature, other than under the Loan Documents, upon or with respect to the Collateral;

                    (D) to Borrower's knowledge, violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award applicable to Borrower; or

                    (E) result in a breach or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or any of the Collateral is bound or affected;

and to the Borrower's knowledge, there does not exist a default by Borrower under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in subparagraphs (D) and (E) above where such default would have a material adverse effect on the ability of Borrower to perform its obligations under this Agreement or which would otherwise be materially adverse to the interests of the Lender with respect to the Prepayment.

               (iii)   No Governmental Approvals Required.  No authorization,
                       ----------------------------------
consent, approval, order, license, exemption from, or filing, registration or qualification with, any Governmental Agency is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Borrower of this Agreement.

               (iv)    Binding Obligations.  To Borrower's knowledge, and in
                       -------------------
reliance upon the advice of its legal counsel, this Agreement is the legal, valid and binding obligation of Borrower.

               (v)     Compliance with Laws.  To Borrower's knowledge, Borrower
                       --------------------
is in compliance in all material respects with all Laws applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Agency necessary for the transaction of its business.

               (vi)    Litigation.  There are no actions, suits or proceedings
                       ----------
pending or, to Borrower's knowledge, overtly threatened against or affecting Borrower or any Partner before any Governmental Agency which would have a material adverse effect upon Borrower's ability to perform its obligations under this Agreement.

               (vii)   Misrepresentations.  To Borrower's knowledge, no
                       ------------------
information furnished in writing to Lender in connection with the execution and delivery of this Agreement contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading as of the date given.

           (b) Lender represents and warrants to Borrower as follows:

               (i) Formation, Qualification and Powers.  Lender is a
                   -----------------------------------
corporation duly formed and validly existing under the laws of the state of its formation. Lender has all requisite power and authority to conduct its business, to own, lease, mortgage and transfer its properties, and to execute, deliver and perform all of its obligations under this Agreement.

               (ii) Authority and Compliance with Instruments.  The execution,
                    -----------------------------------------
delivery and performance by Lender of this Agreement has been duly authorized by all necessary corporate action and does not and on the Closing Date will not:

                    (A) require any consent or approval not heretofore obtained of any Person; provided, however, that it shall not be a breach of this representation and warranty if, but only if, the failure to obtain any consent or approval does not (i) result in or cause the Closing to be delayed or postponed to a date subsequent to the Closing Date, nor (ii) prevent Lender from performing its obligations hereunder on the Closing Date;

                    (B) violate any provision of the Lender's documents of formation and organization;

                    (C) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or other encumbrance of any nature upon or with respect to any property now owned or leased or hereafter acquired by Lender;

                    (D) to its knowledge, violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award having applicability to Lender; or

                    (E) result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture, loan or credit agreement or any other agreement, lease or instrument to which Lender is a party or by which Lender or any property of Lender is bound or affected; and to its knowledge, Lender is not in default in respect under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in subparagraphs (D) and (E) above, where such default would have a material adverse effect on the ability of Lender to perform its obligations under this Agreement.

               (iii)   Binding Obligations. To its knowledge, and in reliance
                       -------------------
upon the advice of its legal counsel, this Agreement is a legal, valid and binding obligation of Lender. The representations and warranties made herein shall be true and correct on the date hereof and on the Closing Date.

     6.   Fees and Costs.  In consideration of Lender's agreements set forth
          --------------
herein, Borrower agrees to pay any and all reasonable costs and expenses incurred by Lender in connection with the negotiation, execution and delivery of this Agreement and the acceptance of the Prepayment. Such costs and expenses shall include, but not be limited to, attorneys' fees and costs of Lender's counsel, fees and costs of accountants and other advisors, the investment advisory fee (the "JLW Fee") payable to Jones
                                                  -------
Lang Wootton USA ("JLW") pursuant to a separate letter agreement among
                   ---
Borrower, Lender and JLW, any and all applicable title insurance costs, transfer and recording taxes or fees due and payable in connection with this Agreement and the actions contemplated hereby. Borrower acknowledges and agrees that the sums due hereunder shall be payable by Borrower upon presentation of invoices therefor and, with the exception of the JLW Fee, shall be due and payable whether or not the Prepayment is made. The provisions of this Section shall survive termination or expiration of this Agreement.

     7.   Failure to Make Prepayment.  If Borrower fails to make the Prepayment
          --------------------------
because the IPO (of shares of the REIT which includes among its portfolio of properties the Project) does not occur prior to the Outside Date, the parties agree that, on and after the Outside Date, neither party shall have any further rights or obligations hereunder (other than obligations expressly stated to survive this Agreement), this Agreement shall be null and void and the terms and conditions of the Loan Documents shall continue to govern the Loan. The parties agree that, unless Prepayment is made in strict accordance with this Agreement, Borrower shall have no right to transfer any interest in the Partnership or the Project to the Operating Partnership, the REIT or otherwise except as expressly provided in the Loan Agreement, and any such transfer shall constitute an Event of Default. Except as specifically modified hereby, the terms and conditions of the Loan Documents are hereby ratified and confirmed.

     8.   Default by Borrower.  This Agreement shall be deemed a Loan Document,
          -------------------
and any default by Borrower hereunder, including without limitation, any transfer of any interest in the Partnership, the Project or any interest therein other than as expressly permitted by the Loan Documents, or a failure to make the Prepayment upon consummation of the IPO which includes among its portfolio of properties the ownership, directly or indirectly, of the Project, shall constitute an Event of Default under the Loan Agreement.

     9.   Default by Lender.  Upon Lender's failure to accept the Prepayment
          -----------------
made in strict accordance with the terms of this Agreement and permit the Partner Transfers in accordance with the terms of this Agreement, Borrower shall have all remedies available at law and in equity, including without limitation, the right to seek specific performance of Lender's obligation to accept the Prepayment, to permit the Partner Transfers of partnership interests in the Borrower hereinabove described in the Recitals, and all other Lender's obligations on its part required to be performed under this Agreement at the Closing.

     10.  Confidentiality.  The parties hereto agree that the matters set forth
          ---------------
herein are strictly confidential and each agrees, on behalf of itself, its officers, directors, shareholders and Affiliates, to keep the existence and contents of this Agreement in confidence, except for disclosure (a) to its accountants, attorneys and other advisors (collectively, its "Authorized
                                                              ----------
Representatives") with a need to know, so long as such Authorized
---------------
Representatives agree to be bound by the provisions of this Section 10, and (b)
                                                            ----------
by Borrower, in connection with the IPO as required by law, rule or regulation; provided that any disclosure including the identity of

Lender shall require the prior written consent of Lender (which consent shall not be unreasonably withheld), and (c) by Lender, if required by any Governmental Agency.

     11.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York.

     12.  Severability.  Any provision of this Agreement that is held to be
          ------------
inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable. Notwithstanding anything to the contrary contained in the preceding sentence, the rights and obligations of the Borrower and Lender respecting the Prepayment and Partner Transfers shall not be severable; that is to say, the partial prepayment of the Loan is expressly conditioned upon the ability of the Borrower to effect the Partner Transfers, and, concomitantly, the Partner Transfers may not be effected if for any reason the Prepayment is determined to be unenforceable.

     13.  Time of the Essence.  Time is of the essence with respect to the
          -------------------
parties' obligations under this Agreement.

     14.  Consent to Jurisdiction; Waiver of Trial by Jury.  Borrower and Lender
          ------------------------------------------------
irrevocably and unconditionally (a) agree that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which they may have to the laying of venue of any such suit, action or proceeding in any of such courts.

     IN ANY ACTION HEREUNDER, EACH OF BORROWER AND LENDER WAIVES THE RIGHT TO DEMAND TRIAL BY JURY.

     15.  Successors and Assigns.  This Amendment shall be binding upon Lender
          ----------------------
and Borrower and their respective successors and assigns.

     16.  Counterparts.  This Agreement may be signed in counterparts, all of
          -------------
which taken together shall constitute one original.

     IN WITNESS WHEREOF, the parties hereto have duly executed and sealed this Amendment as of the day and year first above written.

                    BORROWER:

                    LEXREAL ASSOCIATES, a New York general
                    partnership

                    By:  599 LEXINGTON AVENUE ASSOCIATES
                         LIMITED PARTNERSHIP, a Massachusetts
                         limited partnership, Managing General Partner

                         By:  599 LEXINGTON AVENUE GENERAL
                         ASSOCIATES, Managing General Partner


                              By:______________________________________
                                 Mortimer B. Zuckerman, General Partner


                         By:  EHL 1984 LIMITED PARTNERSHIP,
                              General Partner


                              By:______________________________________
                                  Edward H. Linde, General Partner


                    By: 599 LEXINGTON CORP., a Delaware corporation, General Partner


                         By:___________________________________________
                            Mortimer B. Zuckerman, President


                    By:  LINLEX, INCORPORATED, a New York
                         corporation, General Partner


                         By:___________________________________________
                            Mortimer B. Zuckerman, President

                    LENDER:

                    MITSUI SEIMEI AMERICA CORPORATION,
                    a New York corporation


                    By:____________________________________________
                         Shinjiro Goto, President

                                                                       EXHIBIT 1

                             AMENDED AND RESTATED


                                LOAN AGREEMENT

                                    BETWEEN

                    LEXREAL ASSOCIATES LIMITED PARTNERSHIP

                                      AND

                       MITSUI SEIMEI AMERICA CORPORATION

                       DATED AS OF _______________, 1997

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
ARTICLE I- DEFINITIONS, ACCOUNTING TERMS AND EXHIBITS............................   2
     1.1   Defined Terms.........................................................   2
     1.2   Use of Defined Terms..................................................   8
     1.3   Accounting Terms......................................................   8
     1.4   Exhibits..............................................................   8

ARTICLE II-Intentionally Deleted.................................................   9

ARTICLE III- THE LOAN............................................................   9
     3.1   Amount of the Loan....................................................   9
     3.2   Interest..............................................................   9
     3.3   Payments..............................................................   9
     3.5   Collateral............................................................   9

ARTICLE IV- INTENTIONALLY DELETED................................................  10

ARTICLE V- REPRESENTATIONS AND WARRANTIES BY BORROWER............................  10
     5.1   Formation, Qualification and Powers of Borrower.......................  10
     5.2   Authority and Compliance with Instruments and Government Regulations..  10
     5.3   No Governmental Approvals Required....................................  11
     5.4   Binding Obligations...................................................  11
     5.5   Financial Statements..................................................  11
     5.6   No Material Adverse Change............................................  11
     5.7   Tax Liability.........................................................  11
     5.8   Compliance with Laws..................................................  11
     5.9   Litigation............................................................  12
     5.10  Title to Property.....................................................  12
     5.11  Pension Plan..........................................................  12
     5.12  Insurance.............................................................  12
     5.13  Misrepresentations....................................................  12
     5.14  Environmental.........................................................  12
     5.15  Leases................................................................  13
     5.16  Development Rights....................................................  13
     5.17  Management Agreement..................................................  13

ARTICLE VI- AFFIRMATIVE AND NEGATIVE COVENANTS...................................  13
     6.1   Compliance with Laws and Other Requirements...........................  13
     6.2   Annual Operating Budget...............................................  13
     6.3   Protection Against Liens and Claims...................................  14
     6.4   Sale or Other Encumbrances............................................  14
     6.5   Removal of Personalty.................................................  14

                                      (i)

     6.6   Payment of Taxes, Assessments and Charges.............................  15
     6.7   Insurance.............................................................  15
     6.8   Books and Records.....................................................  15
     6.9   Entry and Inspection..................................................  16
     6.10  Reporting Requirements................................................  16
     6.11  Leases................................................................  17
     6.12  Management of Property................................................  19
     6.13  Preservation of Existence.............................................  19
     6.14  Amendment of Partnership Agreement....................................  20
     6.15  Change in Nature of Business..........................................  20
     6.16  Operation and Maintenance of Project..................................  20
     6.17  Environmental.........................................................  20
     6.18  Indebtedness..........................................................  21
     6.21  Future Tenant Estoppels...............................................  21

ARTICLE VII- EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT.........................  21
     7.1   Events of Default.....................................................  21
     7.2   Remedies upon Default.................................................  23
     7.3   Cumulative Remedies; No Waiver........................................  24
     7.4   Late Charge...........................................................  25

ARTICLE VIII- INTENTIONALLY DELETED..............................................  25

ARTICLE IX- MISCELLANEOUS........................................................  25
     9.1   Performance by Lender.................................................  25
     9.4   Nonliability of Lender................................................  25
     9.3   Consents..............................................................  26
     9.4   No Third Parties Benefited............................................  27
     9.5   Indemnity.............................................................  27
     9.6   Brokerage.............................................................  28
     9.7   Binding Effect: Assignment............................................  28
     9.8   Execution in Counterparts.............................................  28
     9.9   Amendments; Consents..................................................  28
     9.10  Costs and Expenses....................................................  28
     9.11  Survival of Representations and Warranties............................  29
     9.12  Notices...............................................................  29
     9.13  Further Assurances....................................................  30
     9.14  Governing Law.........................................................  30
     9.15  Severability of Provisions............................................  30
     9.17  Integration...........................................................  30
     9.18  Captions..............................................................  31
     9.19  No Agency, Partnership or Joint Venture...............................  31
     9.20  Usury Savings Clause..................................................  31
     9.21  Time of the Essence...................................................  31
     9.22  Construction..........................................................  31

                                      (ii)

     9.23  Limitation on Recourse................................................  31
     9.24  Lender Estoppel Certificates; Discharges..............................  32
     9.25  Consent to Jurisdiction; Waiver of Trial by Jury......................  33
     9.26  Amended Loan Documents................................................  33

EXHIBITS

EXHIBIT A   Form of Estoppel Certificate
EXHIBIT B   Permitted Exceptions
EXHIBIT C   Intentionally Omitted
EXHIBIT D   Property Description
EXHIBIT E   Major Leases
EXHIBIT F   Form of Subordination, Non-Disturbance and Attornment Agreement
EXHIBIT G   Schedule of Leases
EXHIBIT H   Leasing Parameters
EXHIBIT I   Amended and Restated Option Agreement

                                     (iii)

                      AMENDED AND RESTATED LOAN AGREEMENT

     This Amended and Restated Loan Agreement (this "Agreement"), dated and
                                                     --------
effective as of _______________, 1997, is entered into by and between MITSUI SEIMEI AMERICA CORPORATION, a corporation organized and existing under the laws of the State of New York ("Lender") and LEXREAL ASSOCIATES LIMITED PARTNERSHIP,
                           ------
a limited partnership organized and existing under the laws of the State of New York, being the successor to Lexreal Associates, a New York general partnership; and the term "Borrower", when referenced in this Agreement as a Loan Party to Loan Documents executed prior to the effective date hereof, shall mean Lexreal Associates, a New York general partnership, which has been converted to the New York limited partnership identified herein as Lexreal Associates Limited Partnership.

                                    RECITALS

     WHEREAS, on April 6, 1990, Borrower and Lender entered into that certain Loan Agreement (as amended by that certain First Amendment to Loan Agreement, dated as of July 19, 1990, by and between Borrower and Lender, the "Loan
                                                                    ----
Agreement"), pursuant to which Lender made a loan to Borrower in the original
---------
aggregate principal sum of Four Hundred Ten Million Dollars ($410,000,000) (the "Loan").
 ----

     WHEREAS, on July 19, 1990, in connection with the Loan, Borrower executed and delivered to Lender various other loan documents, including, without limitation, (i) that certain Amended and Restated Promissory Note in the original principal sum of Two Hundred Sixty-Seven Million Dollars ($267,000,000), made by and between Borrower and Lender (the "Initial Note"),
                                                              ------------
(ii) that certain Supplemental Note, in the original principal sum of One Hundred Forty-Three Million Dollars ($143,000,000) (the "Supplemental Note"),
                                                         -----------------
(iii) that certain Amended and Restated Mortgage and Security Agreement, made by and between Borrower and Lender (the "Initial Mortgage"), encumbering the
                                      ----------------
Project and (iv) that certain Amended and Restated Supplemental Mortgage and Security Agreement, made by and between Borrower and Lender (the "Supplemental
                                                                  ------------
Mortgage"), encumbering the Project.
--------

     WHEREAS, on July 19, 1990, also in connection with the Loan, Borrower, Lender, 599 Lexington Avenue Associates Limited Partnership ("599 Lex"), 599
                                                              -------
Lexington Corp. ("Lexcorp") and Linlex, Incorporated ("Linlex") entered into
                  -------                              ------
that certain Option Agreement (the "Option Agreement"), which granted to Lender
                                    ----------------
an exclusive and irrevocable option to purchase a general partnership interest in the Partnership in accordance with the terms thereof.

     WHEREAS, on April 14, 1997, Borrower and Lender entered into a Loan Modification Agreement (the "Loan Modification Agreement"), which contemplated a
                             ---------------------------
partial prepayment of the Loan and a transfer of a 99% limited partnership interest in Borrower to Boston Properties Limited Partnership, a Delaware limited partnership ("BPLP") and a 1% general partnership interest in Borrower
                      ----
to Boston Properties L.L.C., a limited liability company organized under the laws of Delaware ("BPLLC") in exchange for partnership units in BPLP ("OPUs")
                   -----                                               ----
subject to and in accordance with the terms of the Loan Modification Agreement;

     WHEREAS, contemporaneously herewith, Borrower and certain Affiliates (hereinafter defined) thereof are forming a real estate investment trust known as Boston Properties, Inc. (the "REIT") and are offering for sale to the public
                                 ----
shares of such REIT in an initial public offering (the "IPO"), and, in
                                                        ---
connection with the IPO, are making a partial prepayment of the Loan and are transferring the partnership interests to BPLP and BPLLC in exchange for OPUs, as contemplated by the Loan Modification Agreement.

     WHEREAS, contemporaneously herewith, the REIT is becoming the sole general partner of BPLP and is acquiring Control (but not 100% ownership) of BPLP through its ownership of OPUs, and upon such transfer of its partnership interest in Borrower, Borrower is converting its status from a New York general partnership to a New York limited partnership in which BPLP's interest in Borrower will be held as a limited partner, as contemplated by and permitted under the Loan Modification Agreement.

     WHEREAS, as contemplated by the Loan Modification Agreement, Borrower and Lender hereby amend and restate the Loan Agreement as of the date hereof as follows:

            ARTICLE I - DEFINITIONS, ACCOUNTING TERMS AND EXHIBITS
            ---------   ------------------------------------------

     1.1  Defined Terms.  As used in this Agreement, the following terms shall
          -------------
have the meanings set forth respectively after each: .

     "Affiliate" means (a) any Partner, or (b) any other Person (as hereinafter
      ---------
defined) (i) which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, Borrower or any Partner, or (ii) twenty-five percent (25%) or more of the voting securities or equity interests of which are held beneficially or of record by Borrower or any Partner.

     "Agreement" means this Amended and Restated Loan Agreement, as the same may
      ---------
be amended from time to time.

     "Annual Operating Budget" means a budget of all projected revenues and
      -----------------------
expenses of the Project.

     "Assignment of Leases" means that certain Collateral Assignment of Leases
      --------------------
and Rents, dated as of July 19, 1990, made by Borrower for the benefit of Lender, and recorded in the public records of New York County in Reel 1712, Page 280.

     "Banking Day" means any day other than a day on which banks located in New
      -----------
York City, New York or Tokyo, Japan are authorized or required by law to close.

     "Borrower's knowledge" means any state of facts of which any of the
      --------------------
following have notice or actual knowledge: (a) Borrower, (b) Borrower's Partners, (c) the general partners, members, officers or directors of such Partners, (d) the members, officers or employees of the management company retained by Borrower to manage the Project who are charged with the responsibility for on-site management of the Project, or (e) the persons employed by such management company to whom such on-site managers report.

     "BP Lex LLC" means BP Lex L.L.C., a Delaware limited liability company.
      ----------

     "BPLLC" means Boston Properties L.L.C., a Delaware limited liability
      -----
company.

     "BPLP" means Boston Properties Limited Partnership, a Delaware limited
      ----
partnership.

     "Collateral" means, collectively, all property on or in which Borrower
      ----------
has granted to Lender a lien or security interest pursuant to the Security Documents.

     "Collateral Assignment of Partnership Interests" means the Collateral
      ----------------------------------------------
Assignment of Partnership Interests, dated as of the date hereof, made by BPLP and BPLLC for the benefit of Lender.

     "Control" means the possession, directly or indirectly, of the power to
      -------
cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract, by family relationship or otherwise.

     "Environmental Activity" means any use, storage, release, threatened
      ----------------------
release, emission, remediation, discharge, generation, processing, abatement, removal or disposition of any Hazardous Materials from, under, into or on the Project or any handling, transportation or treatment of Hazardous Materials arranged by or on behalf of Borrower and relating to the Project.

     "Environmental Damages" means all claims, judgments, damages, losses,
      ---------------------
penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement of judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys' fees and disbursements and consultants' fees, any of which are incurred at any time as a result of (a) the existence of Hazardous Materials (i) upon or beneath the Project, or (ii) migrating or threatening to migrate to or from the Project, or
(b) an Environmental Activity violating any Law pertaining to the Project regardless of whether the existence of such Hazardous Materials or the violation of Law arose prior to the present ownership or operation of the Project, and including, without limitation:

          (a) damages for personal injury, or injury to property or natural resources occurring upon the Project, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties including but not limited to claims brought by or on behalf of employees of Borrower, with respect to which Borrower waives, for the benefit of Lender only, any immunity to which it may be entitled under any industrial or worker's compensation Laws;

          (b) diminution in the value of the Project, and damages for the loss of or restriction on the use of or adverse impact on the marketing of rentable or usable space or of any amenity of the Project; and

          (c) "reasonable fees incurred for the services of attorneys, engineers, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of Law including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remedial, removal, abatement, containment, closure, restoration or monitoring work required by any federal, state or local Governmental Agency or political subdivision, or reasonably necessary to make full economic use of the Project or any other property or otherwise expended in connection with such conditions, and including without limitation any reasonable attorneys' fees, costs and expenses incurred in enforcing the Initial Mortgage or collecting any sums due hereunder.

     "Estoppel Certificate(s)" means a Tenant Estoppel substantially in the form
      -----------------------
attached hereto as Exhibit A.
                   ---------

     "Event of Default" means the occurrence of any one of those events so
      ----------------
designated in Section 7.1.

     "Flood Hazard Area" means an area which has been designated as a special
      -----------------
flood hazard area or subject to comparable risks by the Federal Emergency Management Agency or any successor to such agency.

     "Governmental Agency" means (a) any government, municipality or political
      -------------------
subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court, administrative tribunal or public utility, or (d) any central bank or comparable authority, any of which, pursuant to applicable Law, have authority to exercise jurisdiction over any Loan Party or the Project, or whose consent or approval is required as a prerequisite to (x) the use, operation or occupancy of the Project, or (y) the performance of any act or obligation or the observance of any agreement, provision or condition herein contained.

     "Hazardous Materials" means (a) hazardous materials, hazardous wastes, and
      -------------------
hazardous substances as those terms are defined in the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
                -- ---
(S) 6901 et seq., the Comprehensive Environmental Response, Compensation and
         -- ---
Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. (S) 9601 et seq., the Clean Water Act, 33 U.S.C. (S) 1251 et seq., the
                   -- ---                                           -- ---
Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., the Clean Air Act, 42
                                                 -- ---
U.S.C. (S) 7401 et seq., (b) petroleum, including crude oil and
                -- ---
any fractions thereof, (c) natural gas, synthetic gas, and any mixtures thereof,
(d) asbestos and/or any material which contains 1% or more, by weight, of any hydrated mineral silicate, including but not limited to chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actionlite, whether friable or non-friable, (e) PCBs, or PCB-containing materials or fluids, and (f) any additional substance or material which at such time is classified or considered to be hazardous or toxic under any federal, New York or any other Law applicable to the Project. Notwithstanding anything to the contrary contained in this definition of Hazardous Materials, no material shall be deemed to be a Hazardous Material if such Hazardous Material is contained in legally permissible containers in legally permissible amounts.

     "Improvements" means the buildings, structures or other improvements
      ------------
located on the Property, generally consisting of an office and retail building containing two (2) stories below grade and fifty (50) stories above grade (including three (3) mechanical stories) and containing approximately one million (1,000,000) rentable square feet.

     "Initial Mortgage" means that certain Amended and Restated Mortgage and
      ----------------
Security Agreement dated as of July 19, 1990, by and between Lender and Borrower, recorded in the public records of New York County in Reel 1712, Page 680, as amended by that certain First Amendment to Amended and Restated Mortgage, by and between Lender and Borrower, dated as of the date hereof, securing the Initial Note, as the same may be further amended from time to time.

     "Initial Note" means that certain Amended and Restated Note, dated July 19,
      ------------
1990, in the original principal sum of Two Hundred Sixty-Seven Million Dollars ($267,000,000) made by Borrower to the order of Lender, as amended by that certain First Amendment to Amended and Restated Promissory Note, by and between Lender and Borrower, dated as of the date hereof, as the same may be further amended from time to time.

     "Interest" means all interest payable pursuant to this Agreement and the
      --------
Initial Note.

     "Involuntary Rate" means three percent (3%) per annum in excess of' the
      ----------------
Prime Rate, but in no event in excess of the maximum rate allowed by applicable Law.

     "Laws" means, collectively, all federal, state and local laws, rules,
      ----
regulations, ordinances, and codes, all opinions of the New York State Court of Appeals and the requirements of any insurance companies, applicable to the Project and/or any Loan Party.

     "Lease" means any lease, rental contract, occupancy agreement, license or
      -----
other written or oral arrangement (a) with respect to which Borrower is the lessor or grantor, or has succeeded to the interest of such lessor or grantor, and (b) pursuant to which any Person uses, possesses or occupies or has the right to use, possess or occupy all or any part of the Project, a schedule of which is attached hereto as Exhibit G.
                            ---------

     "Leased Space" means, with respect to any Lease, that portion of the
      ------------
Property and Improvements covered thereby.

     "Leasing Parameters" means the guidelines for proposed Leases, set forth in
      ------------------
Exhibit H hereto, which have been approved by Lender as of the date hereof or
---------
from time to time in accordance with Section 6.11(a)(vii) hereof.

     "Loan" means that certain loan made by Lender to Borrower in the current
      ----
outstanding principal amount of Two Hundred Twenty-Five Million Dollars ($225,000,000), as evidenced by the Initial Note and the Loan Documents.

     "Loan Documents" means, collectively, this Agreement, the Initial Mortgage,
      --------------
the Initial Note, the Loan Modification Agreement and the Security Documents.

     "Loan Modification Agreement" means that certain Loan Modification
      ---------------------------
Agreement, dated as of April 14, 1997, by and between Borrower and Lender.

     "Loan Party" means any of Borrower or any Partner.
      ----------

     "Lock-Up Agreement" means that certain Registration Rights and Lock-Up
      ------------------
Agreement of even date herewith, by and between the REIT and certain shareholders of the REIT or partners of BPLP, including but not limited to Edward H. Linde and Mortimer B. Zuckerman, as amended.

     "Major Lease" means those Leases of the Project for more than fifty
      -----------
thousand (50,000) square feet, including but not limited to those set forth on Exhibit E hereto and those entered into after the date hereof in accordance with
---------
Section 6.11. For purposes hereof, all Leases with a particular Tenant, and all agreements adding space to any Lease, shall be aggregated in determining whether or not a Lease constitutes a Major Lease.

     "Majority Partners" means those Partners at any time collectively owning at
      -----------------
least 50.1% of the partnership interests in Borrower.

     "Management Agreement" means the management agreement between Borrower
      --------------------
and Boston Properties, a Massachusetts business trust, dated as of January 1, 1990, the manager's interest in which has been assigned to BP Lex LLC and as such agreement has been amended on the date hereof.

     "Maturity Date" means, subject to the terms of Section 8.1 of this
      -------------
Agreement and Sections 5.01(l), 5.02, 6.03, 8.02 and 9.01 of the Restated Option Agreement, July 19, 2005.

     "Obligations" means all obligations of Borrower of every nature under the
      -----------
Loan Documents.

     "Partners" means the partners of Borrower which, as of the date hereof, are
      --------
BPLP and BPLLC, and their successors and assigns to the extent such successors and assigns are Permitted Transferees.

     "Partnership Agreement" means the Partnership Agreement of the Borrower
      ---------------------
dated as of December 21, 1983, as amended on April 6, 1990 and as further amended and restated on the date hereof.

     "Permitted Exceptions" means the matters identified in Exhibit B hereto and
      --------------------                                  ---------
any other matter approved in writing by Lender as a Permitted Exception.

     "Permitted Transferee" means (A) a Person (i) in which Edward H. Linde
      --------------------
("EHL") and/or Mortimer B. Zuckerman ("MBZ"), or their respective heirs
  ---                                  ---
devisees or personal representatives (which heirs and devisees are spouses, parents, siblings, nieces, nephews or lineal descendants of EHL or MBZ, respectively), have an indirect or direct ownership interest of at least fifty-one percent (51%) in the aggregate, (ii) which Controls the Borrower, (iii) which Controls (by itself or through an Affiliate) the day-to-day operations and management of the Project, and (iv) which has the right to make all significant economic and management decisions on behalf of Borrower without the need for the vote, approval or consent of any other Person other than a Permitted Transferee, or (B) the REIT, or (C) a Person (i) in which the REIT has an indirect or direct ownership interest of at least fifty-one percent (51%) in the aggregate, (ii) which is Controlled by the REIT, (iii) which Controls (by itself or through an Affiliate) the day-to-day operations and management of the Project, and (iv) which has the right to make all significant economic and management decisions on behalf of Borrower without the need for the vote, approval or consent of any other Person other than a Permitted Transferee.

     "Person" means any natural person, corporation, firm, trust, partnership,
      ------
association, Governmental Agency or other entity, whether acting in an individual, fiduciary or other capacity.

     "Personal Property" means all of Borrower's right, title and interest,
      -----------------
whether now existing or hereafter acquired, in and to all furniture, furnishings, fixtures, machinery, equipment, inventory and other personal property of every kind, tangible or intangible, now or hereafter located at, upon or about the Project and used or to be used in connection with or related or arising with respect to the Project, including but not limited to art work in public places and all other property described in the Initial Mortgage.

     "Prime Rate" means the rate of interest publicly announced by Citibank,
      ----------
N.A. in New York, New York from time to time as its prime, reference or base rate.

     "Project" means the Property, Personal Property and Improvements.
      -------

     "Property" means the real property described in Exhibit D hereto, together
      --------                                       ---------
with all easements, rights, privileges and appurtenances (including any air or development rights) thereto.

     "REIT" means Boston Properties, Inc., a Delaware corporation.
      ----

     "Restated Option Agreement" means that certain Amended and Restated
      -------------------------
Option Agreement to be entered into by and among Borrower, the Partners and Lender, in form and substance identical to Exhibit I hereto.
                                           ---------

     "Security Documents" means, collectively, the Initial Mortgage, the
      ------------------
Assignment of Leases, the Collateral Assignment of Partnership Interests, and any other mortgage, deed of trust, security agreement or assignment executed to secure Borrower's obligations under the Loan.

     "Statement of Operations" means a report of revenues and expenses of
      -----------------------
Borrower in a form reasonably acceptable to Lender, certified by the general partner of Borrower.

     "Tenant" means any tenant, lessee, licensee or other Person having a
      ------
right to use, possess or occupy all or any part of the Project pursuant to a Lease.

     "Tenant Estoppel" means, as to any Lease, an estoppel agreement
      ---------------
substantially in the form attached hereto as Exhibit A.
                                             ---------

     "Title Companies" means, collectively, Ticor Title Guarantee Insurance
      ---------------
Company, Chicago Title Insurance Company and Lawyers Title Insurance Corporation, as Co-Insurers.

     "Title Policy" means the mortgagee's policy of title insurance issued
      ------------
by the Title Companies, dated July 19, 1990, and insuring the lien of the Initial Mortgage covering the Property.

     "Transit Agreement" means that certain Agreement dated as of February
      -----------------
6, 1984 between Borrower and the New York County Transit Authority recorded in the office of the New York County Register at Reel 782, Page 533, as the same has been amended.

     1.2  Use of Defined Terms.  Any defined term used in the plural shall refer
          --------------------
to all members of the relevant class, and any defined term used in the singular shall refer to any number of the members of the relevant class. Any reference to any of the Loan Documents or any exhibits thereto and any other instruments, documents and agreements shall include such Loan Documents, exhibits and other instruments, documents and agreements as originally executed or existing or as the same may from time to time be restated, supplemented, modified or amended.

     1.3  Accounting Terms.  All accounting terms not specifically defined in
          ----------------
this Agreement shall be construed in conformity with, and all financial data required to be submitted by this Agreement shall be prepared in conformity with, generally accepted accounting principles customarily used in the real estate industry, applied on a consistent basis.

     1.4  Exhibits.  All exhibits to this Agreement, either as now existing or
          --------
as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference.

                      ARTICLE II - INTENTIONALLY DELETED
                      ----------


                                  ARTICLE III - THE LOAN
                                  ----------------------

     3.1  Amount of the Loan.  The outstanding principal balance under the Loan
          ------------------
as of the date hereof is Two Hundred Twenty-Five Million Dollars ($225,000,000).

     3.2  Interest.  Interest shall be computed on the basis of a year of 365
          --------
days and the actual number of days elapsed and shall be payable on the unpaid principal balance hereof outstanding from time to time from the date hereof until payment in full at the rate of interest set forth in the Initial Note.

     3.3  Payments.
          --------

          (a) The obligation of Borrower to repay the Loan is evidenced by the Initial Note. The principal balance of the Initial Note, together with all accrued and unpaid Interest and all other Obligations not otherwise paid prior to the Maturity Date, shall be due and payable on the Maturity Date.

          (b) Interest accruing on the Initial Note is payable quarterly in arrears on the first day of each March, June, September and December during the term of the Loan unless any such day is not a Banking Day, in which event Interest shall be paid on the next Banking Day immediately following such date.

          (c) All payments on the Initial Note shall be applied first to Interest then due. Except during the period of any extension of the Maturity Date specifically provided for herein or in the Restated Option Agreement, Borrower shall have no right to repay all or any portion of the principal sum of the Loan prior to the Maturity Date.

          (d) Borrower shall make each payment hereunder in U.S. dollars, by federal wire transfer of immediately available funds so as to be received by Lender not later than 2:00 P.M. (New York City time) on the day when due, pursuant to wiring instructions furnished in writing from time to time by Lender.

     3.4  Collateral.
          ----------

          (a) Nature of Collateral.  The indebtedness evidenced by the Initial
              --------------------
Note, together with all other Obligations, shall be secured by the Collateral set forth in the Security Documents.

          (b) Release of Collateral.  Unless expressly provided for in this
              ---------------------
Agreement or in any other Loan Document or Lender shall otherwise consent in writing, none of the Collateral shall be released until (i) the Initial Note has been paid in full and canceled, (ii) all other monetary Obligations then due have been paid and performed in full, and (iii) all other

Obligations have been satisfied or bonded or otherwise secured to the reasonable satisfaction of Lender.

                      ARTICLE IV - INTENTIONALLY DELETED
                      ----------


            ARTICLE V - REPRESENTATIONS AND WARRANTIES BY BORROWER
            ------------------------------------------------------

     As a material inducement to Lender's entry into this Agreement, Borrower makes the following representations and warranties to the Lender as of the date hereof. Lender agrees that, absent fraud by Borrower, Lender's sole remedy for breach of a representation made as of the date hereof shall be limited to termination of this Agreement and the Loan Modification Agreement and termination of Lender's obligation to complete the transactions contemplated by the Loan Modification Agreement.

     5.1  Formation, Qualification and Powers of Borrower.  Borrower is a
          -----------------------------------------------
limited partnership duly formed and validly existing under the laws of the State of New York. BPLP and BPLLC are the only partners of Borrower owning, respectively, a 99% limited partnership interest and a 1% general partnership interest in the Borrower. Borrower has all requisite power and authority to conduct its business, to own, lease, mortgage and transfer its properties, and to execute and deliver, and perform all of the Obligations. The sole business of Borrower is the ownership and operation of the Project.

     5.2  Authority and Compliance with Instruments and Government Regulations.
          --------------------------------------------------------------------
The execution, delivery and performance by Borrower of each Loan Document to which it is or will be a party have been duly authorized by all necessary action and do not:

          (a) require any consent or approval not heretofore obtained of any Person;

          (b) violate any provision of the Partnership Agreement or any Partner's charter documents of formation and organization;

          (c) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or other encumbrance of any nature, other than under the Loan Documents, upon or with respect to the Collateral;

          (d) to Borrower's knowledge, violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award; or

          (e) result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture or loan or credit agreement or any other agreement (including but not limited to the Transit Agreement), lease or instrument to which Borrower is a party or by which Borrower or any of the Collateral is bound or affected;

and, to Borrower's knowledge, there does not exist a default by Borrower under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in subparagraphs (d) and (e) of this Section 5.2 where such default would have a material adverse effect on the ability of Borrower to perform its obligations under the Loan Documents or which would otherwise be materially adverse to the interests of the Lender with respect to the Loan.

     5.3  No Governmental Approvals Required.  No authorization, consent,
          ----------------------------------
approval, order, license, exemption from, or filing, registration or qualification with, any Governmental Agency is required to authorize, or is otherwise required in connection with:

          (a) the execution, delivery and performance by Borrower of any Loan Document; or

          (b) the creation of the liens, security interests or other charges or encumbrances described in the Security Documents;

except that filing and/or recording will be required to perfect the Lender's interest under the Security Documents.

     5.4  Binding Obligations.  To Borrower's knowledge, and in reliance upon
          -------------------
the advice of its legal counsel, this Agreement is the legal, valid and binding obligation of Borrower.

     5.5  Financial Statements.  Borrower has furnished to Lender a copy of its
          --------------------
financial statement dated December 31, 1996 relating to its financial condition, and such financial statement presents fairly its financial position as of the date thereof.

     5.6  No Material Adverse Change.  There has been no material adverse change
          --------------------------
in the projected financial condition of Borrower since the date of the financial statement described in Section 5.5; since that date Borrower has not entered into any material transaction not disclosed in such financial statement; Borrower has no material liabilities or material contingent liabilities not reflected or disclosed in such financial statement; there are no mortgages, deeds of trust, pledges, liens, security interests, claims, charges, rights of others or encumbrances (including liens or retained security titles of conditional vendors) of any nature whatsoever on any property of Borrower, ether than the Permitted Exceptions, and no material indebtedness not disclosed in such financial statement.

     5.7  Tax Liability.  Each Loan Party has filed all applicable tax returns
          -------------
required by Law to be filed and (unless otherwise specifically disclosed in writing by Borrower to Lender) has paid all taxes shown thereon to be due and all property taxes due and payable, including interest and penalties, if any.

     5.8  Compliance with Laws.  To Borrower's knowledge, Borrower is in
          --------------------
compliance in all material respects with all Laws applicable to its business and with all covenants, conditions and restrictions contained in documents constituting Permitted Exceptions, and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Agency necessary for the transaction of its business.

     5.9  Litigation.  There are no actions, suits or proceedings pending or, to
          ----------
Borrower's knowledge, overtly threatened against or affecting Borrower or any Partner before any Governmental Agency which would have a material adverse effect upon Borrower's ability to perform its obligations under the Loan Documents.

     5.10 Title to Property.  In reliance upon the Title Policy, Borrower has
          -----------------
good and marketable title to the Project and there are no mortgages, liens, pledges or other encumbrances of any character on the Project, other than the Permitted Exceptions.

     5.11 Pension Plan.  Borrower does not maintain or contribute to any
          ------------
employee pension benefit plan.

     5.12 Insurance.  Borrower has paid all premiums necessary to maintain all
          ---------
insurance policies currently in effect with respect to the Project.

     5.13 Misrepresentations.  To Borrower's knowledge, no information, exhibit
          ------------------
or report furnished in writing by any Loan Party to Lender in connection with the execution and delivery of the Loan Documents contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not materially misleading as of the date given. All representations set forth in the other Loan Documents are true and correct in all material respects.

     5.14 Environmental.  (a) Borrower has not engaged in any Environmental
          -------------
Activity nor, to Borrower's knowledge, has any Environmental Activity otherwise occurred, in either case, in violation of any applicable Law; (b) no investigations, inquiries, orders, hearings, actions or other proceedings by or before any Governmental Agency that have not been disclosed to Lender in writing are pending or, to Borrower's knowledge, overtly threatened in connection with any Environmental Activity or alleged Environmental Activity; (c) to Borrower's knowledge, there are no Hazardous Materials present in, on or under the Project the nature, amount or concentration of which would entitle any Governmental Agency to undertake or require the owner or operator of the Project to undertake removal or remediation of such Hazardous Materials; (d) to Borrower's knowledge, the use of the Project for office and retail (or retail service) purposes (as distinct from the manner of such use) will not result in any Environmental Activity in violation of any applicable Law; and (e) to Borrower's knowledge, there is not constructed, placed, deposited, stored, disposed of nor located on the Project any polychlorinated biphenyls (PCBs) or transformers, capacitors, ballasts, or other equipment which contains dielectric fluid containing PCBs, or any asbestos or any insulating material containing urea formaldehyde. No underground treatment or storage tanks, or water, gas or oil wells are located on the Project, the use and maintenance of which do not comply with applicable Law.

     5.15 Leases.  (a) Borrower is the holder of the landlord's interest under
          ------
all Leases; (b) Borrower has not, except in connection with the Initial Mortgage, executed any prior assignment of the Leases or of its right, title and interest therein or the rents to accrue thereunder, that affects the Leases as of the date hereof; (c) Borrower has not accepted rent under any of the Leases for any period subsequent to the current period for which rent has already become due and payable (other than the first month's rent and security deposits); (d) except as may have been otherwise disclosed to Lender in writing, there is no default in the payment of rent and, to Borrower's knowledge, no material non-monetary default under any Lease which has existed for a period of more than one (1) month; (e) Borrower has not executed or granted any modification or amendment whatsoever of any Lease, either orally or in writing, except for modifications or amendments heretofore furnished to Lender or as described in any Estoppel Certificate executed with respect to a Lease and delivered to Lender; (f) each Lease identified in Exhibit G hereto is in full
                                                  ---------
force and effect according to the terms and: conditions thereof as contained in the copies thereof heretofore furnished to Lender; and (g) the schedule of Leases attached as Exhibit G is a true, correct and complete schedule of all
                   ---------
Leases.

     5.16 Development Rights.  Borrower has not sold, conveyed, assigned or
          ------------------
otherwise transferred or agreed to sell, convey or otherwise transfer any development, air or floor-area-ratio rights with respect to the Property and Improvements, except as may be set forth in any instrument constituting a Permitted Exception.

     5.17 Management Agreement.  Except for the Management Agreement, a true,
          --------------------
correct and fully executed copy of which has been delivered to Lender, there exists no contract, agreement or understanding of any nature pursuant to which Borrower or any party has been engaged to manage or operate the Project.

                ARTICLE VI - AFFIRMATIVE AND NEGATIVE COVENANTS
                -----------------------------------------------

     From the date hereof until payment of the Initial Note in full and performance of all Obligations of Borrower, unless Lender shall otherwise consent in writing:

     6.1  Compliance with Laws and Other Requirements.  Borrower shall comply in
          -------------------------------------------
all material respects with (a) all conditions, covenants and restrictions as are contained in the Permitted Exceptions, (b) all Leases, and (c) all applicable Laws relating to the Project; provided, however, that Borrower may defer
                              --------  -------
compliance so long as Borrower shall be contesting the validity or applicability thereof pursuant to Section 3.8 of the Initial Mortgage. Borrower shall obtain all necessary approvals, consents, licenses and permits of any Governmental Agency, including without limitation those set forth in Section 5.8 hereof.

     6.2  Annual Operating Budget.  No later than thirty (30) days prior to the
          -----------------------
expiration of each calendar year throughout the term of the Loan, Borrower shall submit to Lender for its information an Annual Operating Budget for the succeeding year. The submission of an

Annual Operating Budget shall be solely for informational purposes and Lender shall have no right to approve such Annual Operating Budget.

     6.3  Protection Against Liens and Claims.  Borrower agrees to pay when due
          -----------------------------------
all claims for labor performed and materials furnished to the Project unless Borrower is contesting the same in compliance with Section 3.8 of the Initial Mortgage.

     6.4  Sale or Other Encumbrances.
          --------------------------

          (a) Borrower represents and agrees that, unless Lender otherwise consents in writing, no junior lien of any nature against all or any portion of the Project shall be given, permitted or suffered by Borrower, including without limitation any assignment of rents or proceeds from the Project. Lender's consent pursuant to this Section 6.4(a) may be withheld or denied in Lender's sole and unfettered discretion for any reason or no reason (it being understood that Lender currently foresees no circumstances in which it would grant its consent).

          (b) Because Lender has found Borrower's particular expertise to be an important element in Lender's decision to enter into this Agreement, and because Lender continues to rely upon such expertise to ensure the satisfactory operation of the Project, Borrower agrees that, unless Lender otherwise consents in writing, Borrower will not sell, transfer or convey, directly or indirectly, or permit to be sold, transferred or conveyed, directly or indirectly, at any time, by agreement for sale or in any other manner, directly or indirectly, any portion of the Project or Borrower's interest therein or in the Loan Documents. In furtherance of the foregoing and without limitation thereto, and except as otherwise specifically permitted by this Agreement, no Partner shall sell, convey, transfer or encumber, directly or indirectly, or permit to be sold, conveyed, transferred or encumbered, directly or indirectly, its interest in Borrower without the prior written consent of Lender. Lender's consent pursuant to this Section 6.4(b) may be withheld or denied in Lender's sole and unfettered discretion for any reason or no reason (it being understood that Lender currently foresees no circumstances in which it would grant its consent). Notwithstanding the foregoing, transfers of partnership interests in Borrower (subject to the lien of the Collateral Assignment of Partnership Interests) may be made to Permitted Transferees. Borrower shall comply with all provisions in
Section 5.4 of the Initial Mortgage with respect to such transfers to Permitted Transferees. Moreover, except as set forth in the Lock-Up Agreement, none of the provisions of this Section 6.4(b) (or like provisions provided elsewhere in this Agreement) shall be read, interpreted or construed as prohibiting the sale, transfer, encumbering or other disposition of ownership interests held by any Person in a Partner of the Borrower so long as from and after the date of such sale, transfer, encumbrance or other disposition, Borrower is under common Control with the REIT.

     6.5  Removal of Personalty.  Except as otherwise provided in the Initial
          ---------------------
Mortgage, Borrower shall not:

          (a) install in or otherwise use in connection with the Project any materials, equipment or fixtures under any security agreement or similar agreement however denominated whereby the right is reserved or accrued to anyone to remove or repossess any such items or whereby any person other than Lender reserves or acquires a lien upon such items; provided, however, that Borrower
                                             --------  -------
may lease Operating Equipment (as defined in the Initial Mortgage) so long as Borrower furnishes Lender with a true and correct copy of each such lease and that such lease shall include an agreement from the lessor thereunder to the effect that the lease may (in the event of a foreclosure or sale of the Project according to the terms of the Initial Mortgage) be assumed by Lender or its successor in interest at the same rental charges and under the same terms and conditions as are then contained in such lease;

          (b) remove or permit the removal of any fixtures or personalty located on the Property or used in connection with the Project, except for (i) obsolete fixtures or personalty, (ii) fixtures or personalty of Tenants under Leases which grant such Tenants removal rights, and (iii) fixtures and personalty removed in connection with the alteration, remodeling or demolition of Tenant improvements with respect to the re-leasing of any portion of the Project, unless actually replaced by an article of equal or greater suitability and value, owned by Borrower free and clear of any lien or security interest other than the Security Documents or leases of Operating Equipment in accordance with subparagraph (a) above; or

          (c) without the consent of Lender, permit the storage of any Personal Property at any location other than the Property except for Personal Property stored in a bonded warehouse facility (the location of which has been provided to Lender in writing), segregated and separately identified to the Project, and insured to the reasonable satisfaction of Lender.

     6.6  Payment of Taxes, Assessments and Charges.  Borrower shall pay, prior
          -----------------------------------------
to delinquency, all taxes, assessments, charges and levies imposed by any Governmental Agency which are or may become a lien affecting the Project or any part thereof; except that Borrower shall not be required to pay and discharge any tax, assessment, charge or levy that is being actively contested in good faith by appropriate proceedings, in accordance with Section 3.8 of the Initial Mortgage. Borrower shall not consent to any special tax that affects or may affect any of the Project.

     6.7  Insurance.  Borrower shall procure and maintain the policies of
          ---------
insurance described in the Initial Mortgage.

     6.8  Books and Records.  Borrower shall (a) maintain full and complete
          -----------------
books of account and other records reflecting the results of its operations in accordance with generally accepted accounting principles customarily used in the real estate industry applied on a consistent basis, and (b) permit Lender and its agents, from time to time during normal business hours upon not less than two (2) Banking Days' prior written notice, to inspect and copy all of such books and records at the offices of Borrower in Boston, Massachusetts or New York, New York, including without limitation any books and records pertaining to the Project.

     6.9  Entry and Inspection.  Lender and its agents shall, upon not less than
          --------------------
two (2) Banking Days' prior written notice, during normal business hours, and subject to the Tenants' rights under the Leases, have the right of entry and free access to the Property and the right to inspect all work done, labor performed, and materials furnished in and about the Project.

     6.10 Reporting Requirements.  Borrower shall cause to be delivered to
          ----------------------
Lender, in form and detail reasonably satisfactory to Lender:

          (a) as soon as practicable and in any event within five (5) days of Borrower's learning thereof, notice of:

               (i)    any litigation affecting or relating to (A) Borrower, or
(B) the Project;

               (ii) any dispute involving any Governmental Agency relating to the Project, the adverse determination of which might materially adversely affect the Project;

               (iii) any threat or commencement of proceedings in condemnation or eminent domain relating to the Project;

               (iv) any Event of Default or event which, with the giving of notice and/or the passage of time or both, could become an Event of Default, together with a written statement setting forth the nature of the Event of Default and the action Borrower proposes to take with respect thereto; and

               (v) any default of any Tenant pursuant to the terms of a Major Lease.

          (b)  as soon as available and in any event within one hundred twenty
(120) days after the end of each fiscal year, (i) a statement of financial position, including capital account and change in financial position of each Partner and (ii) a statement of financial position of Borrower as of the end of such fiscal year, and the related Statements of Operations, capital accounts and changes in financial position for such fiscal year, all with accompanying notes and schedules, in sufficient detail to enable Lender to determine the financial condition of Borrower and the Project, and stating in comparative form the figures as of the end of such fiscal year and for the previous fiscal year, which statements shall be unaudited, prepared in accordance with generally accepted accounting principles customarily used in the real estate industry consistently applied and certified by BPLLC or the managing member of BP Lex LLC, so long as BP Lex LLC is the manager of the Project under the Management Agreement;

          (c) as soon as available and in any event (i) within sixty (60) days after the end of each calendar quarter, a Statement of Operations and (ii) within forty-five (45) days after the end of each calendar quarter, a report as to the status of leasing of the Project including leasing schedules and reports, executed copies of any Leases entered into during such quarter, a rent roll for the Project, a list of all Leases then pending or the subject of negotiation by Borrower and such other leasing information as Lender shall reasonably request with respect to the Leases and the Project;

          (d) not later than thirty (30) days prior to the end of each calendar year, the Annual Operating Budget for the Project;

          (e) such other information relating to the Loan Parties or the Project as Lender may reasonably request from time to time;

          (f) Lender shall have the right, at its sole cost and expense, to have audited financial statements of Borrower prepared by a major accounting firm selected by Lender, with respect to any fiscal year during the term of the Loan. If such audited financial statements show net income which deviates by more than five percent (5%) from that shown in Borrower's unaudited financial statements for such fiscal year, then Borrower shall reimburse Lender for the accounting fees and expenses reasonably incurred in connection with the audit.

     6.11 Leases.
          ------

          (a)  With respect to the Leases, Borrower hereby agrees as follows:

               (i) Subject to the obligation of Lender to execute and deliver subordination, non-disturbance and attornment agreements in accordance with
Section 6.11(b), any Lease hereafter entered into shall expressly provide that it is absolutely subject and subordinate to the liens of the Initial Mortgage, and that at Lender's option exercised by notice to any Tenant thereunder, such Lease shall be made superior to the lien of the Initial Mortgage. Each Lease shall also provide that, in the event of the enforcement by the Lender of the remedies provided for by Law or by the Initial Mortgage, the Tenant thereunder will, at the option and upon request of any Person succeeding to the interest of the Borrower as a result of such enforcement, automatically become the Tenant of such successor in interest, without change in the terms or other provisions of such Lease; provided, however, that such successor in interest shall not (A) be
            --------  -------
liable for any default (as defined in such Lease), act or omission of Borrower as landlord under the Lease, (B) be subject to any offset not expressly provided for in the Lease which shall have accrued prior to the time at which such person succeeded to Borrower's interest, or (C) be bound by any payment of rent or additional rent for more than one (1) month in advance, except (to the extent such security has been turned over to such successor in interest) prepayment in the nature of security for the performance by the Tenant of its obligations under its Lease. Each Lease shall also provide that, upon request by such successor in interest, such Tenant shall execute and deliver an instrument or instruments confirming such attornment. Reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Lender the benefits of such section in connection with the Initial Mortgage.

               (ii) Any agreement to pay leasing commissions in respect of the Leases shall provide that the obligation to pay such commissions shall not be enforceable against any party other than the party who entered into such agreement, and that such agreement shall be subordinate to the Initial Mortgage.

               (iii) Borrower agrees not to collect rent for more than one (1) month in advance, except (A) upon the execution of a new Lease by the parties thereto, provided that such advance rent in excess of one (1) month's rent is applied to the rents at the beginning of the term of such Lease; and (B) as a security deposit to be applicable either against the rent due at the end of the term of the Lease or in respect of damage to the Leased Space, or to be refunded upon the expiration of the term thereof.

               (iv) Borrower shall not, without providing Lender with ten (10) days' notice:

                      (A) cancel, serve any notice of cancellation, terminate, or accept a surrender or suffer or permit any cancellation, termination or surrender of any Lease;

                      (B) modify any Lease having an unexpired term of more than two (2) years, so as to reduce the term thereof or the rent payable thereunder or to change any renewal provisions therein contained; or

                      (C) commence any summary proceeding or other action to recover possession of any Leased Space, other than a proceeding brought in good faith by reason of a default of any Tenant, provided that no adjudication in such proceeding that the same was brought by Borrower in bad faith shall be conclusive evidence as between Borrower and Lender that the proceeding was not brought in good faith.

               (v) Borrower shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld, enter into any Lease other than a Lease (i) with a Tenant approved by Lender and (ii) which conforms to the Leasing Parameters. Borrower shall submit to Lender, promptly upon commencing negotiations with a prospective Tenant, the name of the Tenant and all information available to Borrower concerning the Tenant's business operations and financial condition. If Lender fails to object to such Tenant within four (4) Banking Days following receipt of such information, the Tenant shall be deemed to have been approved. With respect to Leases which do not conform to the Leasing Parameters, Borrower shall deliver a term sheet or other instrument identifying the essential economic terms of the leasing transaction, including fixed rent, escalations, term, renewal and expansion options, tenant improvement allowances or work letter and any other concessions. If the Tenant has not yet been approved, then the submission shall include the information described above reasonably necessary to obtain Lender's approval thereof. If Lender fails to object to such leasing terms, or any revisions thereof which may subsequently be submitted for approval (and, if not theretofore approved, such Tenant), within four (4) Banking Days from receipt of such documentation then the same shall be deemed to have been approved.

               (vi) Borrower shall not, without Lender's prior written consent, which consent shall not be unreasonably withheld, cancel, terminate or amend any Major

Lease; consent to assignment of or subletting under any Major Lease (unless such consent is required to be given by the landlord in accordance with the express terms of such Lease), or commence any summary proceeding or other action to recover possession of any space leased pursuant to a Major Lease. If Lender has not responded to Borrower's request for approval of any of the foregoing within ten (10) Banking Days following receipt thereof, Lender's prior approval shall be deemed to have been granted.

               (vii) Every six (6) months during the term hereof, Borrower shall deliver to Lender its proposed Leasing Parameters for space which is, or is anticipated to become, vacant during the succeeding six (6) months. If Lender fails to approve such Leasing Parameters (which approval shall not be unreasonably withheld) within twenty (20) Banking Days from receipt thereof, then the same shall be deemed approved.

               (viii) Borrower shall deliver Estoppel Certificates to Lender with respect to Leases as required by Section 6.19.

               (ix) Borrower shall duly and punctually perform and observe all of the terms, covenants and conditions of all Leases required to be performed and observed by it as landlord thereunder.

          (b) Within ten (10) Banking Days after receipt of Borrower's written request, Lender shall (i) execute and deliver a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit F, for each
                                                        ---------
Lease entered into subsequent to the date hereof pursuant to Section 6.11(a)(v) above or (ii) if the agreement is not in the form of Exhibit F, provide comments
                                                     ---------
with respect to the proposed form. Borrower shall pay, upon presentation of invoices therefor, Lender's actual, reasonable out-of-pocket costs incurred in connection with any such agreements. Notwithstanding the previous sentence, Borrower shall not be liable for such out-of-pocket costs if such agreement is presented to Lender and is executed in the form of Exhibit F (unmodified) and,
                                                   ---------
when presented to Lender, is accompanied by a letter from Borrower or Borrower's counsel certifying that such agreement is in the form of Exhibit F (unmodified).
                                                         ---------

     6.12 Management of Property.  Borrower shall not enter into any new
          ----------------------
agreement providing for the management, leasing or operation of the Project or any termination, amendment, modification or supplement to the Management Agreement without the prior written consent of Lender. For purposes of the foregoing, as of the date hereof, the Management Agreement is deemed approved by Lender.

     6.13 Preservation of Existence.  Borrower shall preserve and maintain its
          -------------------------
existence and its licenses, rights, franchises and privileges in the State of New York and all authorizations, consents, approvals, orders, licenses, permits or exemptions from, or registrations or qualifications with, any Governmental Agency that are necessary for the transaction of its business, except that the failure to preserve and maintain any particular license, right, franchise, privilege, authorization, consent, approval, order, permit, exemption, registration or qualification that is not material to the business or financial condition of Borrower will not constitute a violation of this covenant. Notwithstanding the foregoing provisions of this Section 6.13, Borrower may, as permitted by the provisions of Section 6.4(b), make transfers to Permitted Transferees. The termination, liquidation or dissolution, or the sale, purchase, transfer or other disposition of the partnership interests held by the partners of the Borrower shall not violate the provisions of this Agreement or any other of the Loan Documents so long as, (i) immediately thereafter, the Borrower is reconstituted pursuant to the provisions of the Partnership Agreement or applicable Law (ii) such transactions do not vitiate or alter in any respect the rights and interests of Lender under the Loan Documents and the Restated Option Agreement (and the newly constituted Borrower shall execute and deliver to Lender such documents as Lender may reasonably deem necessary to confirm the same), and (iii) all of the partners in the reconstituted Partnership are Partners or Permitted Transferees.

     6.14 Amendment of Partnership Agreement.  Except as specifically provided
          ----------------------------------
in the Restated Option Agreement, Borrower shall not permit the amendment of the Partnership Agreement in any manner without the prior written consent of Lender. Notwithstanding the provisions of the foregoing sentence, amendments of the Partnership Agreement necessitated by transfers (a) of partnership interests in the Borrower to Permitted Transferees or (b) resulting from disposition of partnership interests pursuant to the last sentence of Section 6.13 shall not require the prior written consent of Lender.

     6.15 Change in Nature of Business.  Borrower shall not engage in any
          ----------------------------
business other than as set forth in the Partnership Agreement as of the date hereof.

     6.16 Operation and Maintenance of Project.  Borrower shall (a) use its best
          ------------------------------------
efforts to keep the Property and the Improvements fully leased in a manner consistent with the highest commercial use thereof and at prevailing rates, (b) enter into appropriate Leases, service contracts and maintenance or operating agreements and (c) make all necessary and customary capital improvements, repairs, replacements, additions, renovations or refurbishing of or to the Project to maintain it as a first-class office building as further provided in the Initial Mortgage. Borrower shall incur and pay or cause to be paid all costs, expenses and charges necessary or appropriate to comply with the requirements of this Section 6.16.

     6.17 Environmental.  Borrower shall establish and maintain a procedure to
          -------------
monitor any Environmental Activity so as to ensure the compliance of such Environmental Activity with all applicable Laws and shall deliver to Lender, promptly following the discovery of such event by Borrower, notice of any event, the occurrence of which would render any of the representations contained in
Section 5.14 inaccurate in any respect if made at the time of such discovery.
If the monitoring required by this Section 6.17 reveals any Environmental Activity which would require remedial action either under applicable Law or good business practice followed by prudent owners of projects similar to the Project, Borrower shall promptly commence all such remedial action and complete the same as soon as is reasonably possible.

     6.18 Indebtedness.  Borrower shall not have outstanding at any time any
          ------------
indebtedness which exceeds Twenty-Five Million Dollars ($25,000,000), whether from third parties or Affiliates.

     6.19 Future Tenant Estoppels.  Upon (a) the occurrence of an Event of
          -----------------------
Default, or (b) one other occasion during the term of the Loan, Borrower shall, within forty-five (45) days following request by Lender, deliver to Lender an Estoppel Certificate with respect to any Major Lease and shall use all reasonable efforts to deliver to Lender such Estoppel Certificates with respect to any or all of the Leases as requested by Lender. Each Estoppel Certificate delivered to Lender pursuant to this Section 6.19 shall be executed by Borrower and each other party to the appropriate Lease. If Borrower is unable to deliver any such Estoppel Certificate to Lender because, despite Borrower's reasonable efforts, the Tenant from whom it has been requested has not delivered it to Borrower, Borrower shall deliver to Lender an Estoppel Certificate signed by Borrower and shall deliver to Lender an Estoppel Certificate signed by Tenant within two (2) Banking Days of Borrower's receipt thereof.

           ARTICLE VII - EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT
           ---------------------------------------------------------

     7.1  Events of Default.  The occurrence of any one or more of the following
          -----------------
shall constitute an Event of Default hereunder:

          (a) Borrower shall fail to pay (i) any payment of principal of the Initial Note when due or (ii) any installment of Interest on the Initial Note when due; provided, however, that Borrower shall have, in any period of four (4)
          --------  -------
consecutive quarters during the term of the Loan, an aggregate of five (5) days' grace for payments of interest on the Initial Note (it being understood that if Borrower does not utilize all five (5) days in any such four-quarter period, no unused days may be carried over into the next four-quarter period), or (iii) any other amount owing under this Agreement or the other Loan Documents and such failure to pay such other amount shall remain unremedied for five (5) Banking Days after written demand therefor shall have been made by Lender. Notwithstanding the foregoing, if Borrower's failure to make any payment timely is attributable to force majeure, such as computer failure in the federal wire
                   ----- -------
transfer system, then Borrower shall have a grace period of five (5) days in which to cure such failure. Such force majeure grace period shall be separate
                                 -------------
from, and shall not be charged against, the other grace periods provided above;
or

          (b) Borrower or any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any of the Loan Documents on its part to be performed or observed (other than the failure to make a payment described in Section 7.l(a)) and any such failure shall remain unremedied after notice from Lender and the expiration of the grace period provided in such Loan Documents or, if no such grace period is provided, thirty (30) days after written notice thereof shall have been given to Borrower by Lender or, if such failure is of such a nature that it cannot be completely remedied within the grace period provided in such Loan Document or, if applicable, within said thirty (30) day period, if Borrower shall not (i) promptly upon Lender's giving of notice of such failure, advise Lender in writing of the specific measures Borrower intends to institute to remedy such failure, (ii) promptly institute and thereafter diligently pursue all such measures necessary to remedy the same, and (iii) effect such remedy within a reasonable period of time after the date of the giving of said notice by Lender; or

          (c) any representation or warranty in any Loan Document or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any Loan Document proves to have been incorrect in any material respect when made; or

          (d) Borrower is dissolved and is not immediately reconstituted in accordance with the last sentence of Section 6.13 above, or is liquidated or all or substantially all of the assets of Borrower are sold or otherwise transferred without Lender's prior written consent; or

          (e) Borrower or any of its Partners files a petition for relief under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar Law (all of the foregoing hereinafter collectively called "applicable Bankruptcy Law") or admits its insolvency, or files an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition pursuant to applicable Bankruptcy Law or an involuntary petition for relief is filed against Borrower or any of its Partners under any applicable Bankruptcy Law and such petition, writ of attachment or similar process is not released, bonded or dismissed within ninety (90) days after such filing, entry or levy thereof unless such writ of attachment or similar process is stayed and is being contested by Borrower or any such Partner in good faith by appropriate proceedings, or an order for relief naming Borrower or such Partner is entered under any applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by Borrower or any of its Partners; or

          (f) Borrower or any Partner becomes insolvent, or makes a transfer constituting a fraud against Borrower's or such Partner's creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; or

          (g) a receiver, trustee or custodian is appointed for, or takes possession of, all or substantially all of the assets of Borrower, any Partner or the Project, either in a proceeding brought by or against Borrower or such Partner, and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or Borrower or such Partner consents to or acquiesces in such appointment or possession; or

          (h) except as otherwise expressly provided for in this Agreement, Borrower ceases to be Controlled by the Person or Persons who Control Borrower as of the date of this Agreement; or

          (i) except as otherwise expressly provided for in this Agreement, any Partner ceases to be Controlled by the Person or Persons who Control such Partner as of the date of this Agreement; or

          (j) if, except for (x) the transfers expressly permitted by this Agreement, (y) the disposition of Operating Equipment pursuant to Section 3.7 of the Initial Mortgage or (z) the leasing of space pursuant to any Lease in accordance with the terms hereof, any of the following occurs without the prior written consent of Lender (which consent may be withheld for any reason or no reason): (i) Borrower sells, exchanges, assigns (including, without limitation, an assignment in liquidation, winding up or dissolution of Borrower), transfers, conveys or otherwise disposes of all or any part of the Project or any interest therein; or (ii) any Partner sells, exchanges, assigns (including, without limitation, an assignment in liquidation, winding up or dissolution of Borrower), transfers, conveys or otherwise disposes of all or any part of its interest in Borrower; or (iii) the title to the Project, or any interest therein, is vested in any other party, in any manner whatsoever, by operation of Law, including, without limitation, merger, consolidation or reorganization, or otherwise; or

          (k) any Loan Party assigns any rights or interests under any Loan Document without the prior written consent of Lender, other than the transfers expressly permitted hereby; or

          (l)  an Event of Default under the Restated Option Agreement occurs;
or

          (m) BP Lex LLC is Manager under the Management Agreement and BP Lex LLC is not Controlled by EHL and/or MBZ; provided, however, that the death or incapacity of MBZ or EHL shall not constitute an Event of Default so long as after such death or incapacity, BP Lex LLC is Controlled by the REIT or BPLP; or

          (n) either EHL or MBZ sells, transfers or otherwise disposes of OPUs or shares of common stock in the REIT in contravention of the Lock-Up Agreement.

     7.2  Remedies upon Default.
          ---------------------

          (a) Upon the occurrence of any Event of Default, Lender may, at its option, do any or all of the following:

               (i) declare the principal of all amounts owing under the Initial Note, this Agreement and the other Loan Documents, including all obligations secured by the Security Documents, together with Interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date, without further notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security; provided, however, that the acceleration provided by this subsection (i) shall
--------  -------
be automatic with no action by Lender required upon the occurrence of an Event of Default pursuant to Section 7.1(e);

               (ii) if the Event of Default may be cured by payment of money, Lender shall have the right (but not the obligation) to make such payment; provided that (A) the making of such payment by Lender shall not be deemed to cure such Event of Default, and the same shall not be so cured unless and until Borrower shall have reimbursed Lender for such payment, and (B) if Lender advances its own funds for such purposes, such funds shall be secured advances under the Initial Note and shall be secured by the Security Documents, notwithstanding that such advances may cause the total amount advanced hereunder to exceed the face amount of the Initial Note or the amount committed to be advanced pursuant to this Agreement, and Borrower shall within five (5) Banking Days of demand reimburse Lender therefor with interest at the Involuntary Rate, from the date of such advance until the date of reimbursement; and

               (iii) without further notice to or demand upon Borrower, which are expressly waived by Borrower, exercise any and all of its rights and remedies under the Loan Documents and such other rights and remedies as are provided by Law or equity, including but not limited to the right to take possession of and foreclose on any security, and exercise any other rights with respect to any security, whether under the Security Documents or any other agreement or as provided by Law, all in such order and in such manner as Lender in its sole discretion may determine.

          (b) The order and manner in which Lender's rights and remedies are to be exercised shall be determined by Lender in its sole discretion. Regardless of how Lender may treat the payments for the purpose of its own accounting, for the purpose of computing Borrower's obligations hereunder and under the Initial Note, the payments shall be applied first, to the reasonable out-of-pocket costs
                                    -----
and expenses (including reasonable attorneys' fees and disbursements) of Lender; second, to the payment of accrued and unpaid Interest on the Initial Note to and
------
including the date of such application; third, to the payment of the unpaid
                                        -----
principal of the Initial Note; and fourth, to the payment of all other amounts
                                   ------
(including fees) then owing to Lender under the Loan Documents. No application of the payments will cure any Event of Default or prevent acceleration or continued acceleration of amounts payable under the Loan Documents, or prevent the exercise or continued exercise of rights or remedies of Lender hereunder, under any of the Security Documents or under Law.

          (c) Upon the occurrence of an Event of Default, Borrower shall deliver to Lender promptly upon demand all security deposits, operating reserves and other deposits, reserves and sums held by Borrower in connection with the Project and the Leases together with a written accounting thereof.

     7.3  Cumulative Remedies; No Waiver.  All remedies of Lender provided for
          ------------------------------
herein are cumulative and shall be in addition to any and all other rights and remedies provided in the other Loan Documents or provided by Law from time to time. The exercise of any right or remedy by Lender under the Loan Documents shall not in any way constitute a cure or waiver of any default hereunder or under any of the other Loan Documents, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Lender in the exercise of any rights hereunder or under the other Loan Documents. No waiver by Lender of any default by Borrower hereunder shall be implied from any omission or delay by Lender to take action on account of such default if such default persists or is repeated. Any waiver of any covenant, term or condition contained in any of the Loan Documents must be in writing. Any such express written waiver shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition, nor shall it affect any default other than the default expressly made the subject of the waiver. Any such express waiver shall be operative only for the time and to the extent therein stated. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary consent or approval to or of any subsequent act.

     7.4  Late Charge.  If any payment of principal, Interest or other
          -----------
Obligation is not paid when due because of the application of any grace or notice periods, and if the Involuntary Rate is not in effect with respect to such non-payment, then Lender may collect a "late charge" equal to interest on such delinquent payment at the Prime Rate from the date due until paid, to reimburse Lender for its lost investment income and for its administrative costs in connection with such delinquent payment.

                     ARTICLE VIII - INTENTIONALLY DELETED
                     ------------

                          ARTICLE IX - MISCELLANEOUS
                          --------------------------

     9.1  Performance by Lender.  Borrower agrees that, upon the occurrence of a
          ---------------------
default under this Agreement with respect to the failure of Borrower to perform any act or to take any action which Borrower is required to perform or take hereunder, or to pay any money which Borrower is required to pay hereunder, the Lender may, but shall not be obligated to, perform or cause to be performed on Borrower's behalf, such act or take such action or pay such money, and any reasonable out-of-pocket expenses so incurred and any money so paid by Lender (including but not limited to reasonable attorneys' fees and disbursements) shall be due and payable by Borrower within five (5) Banking Days after notice from Lender, and Lender, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, Lender shall not have the right to perform on Borrower's behalf unless an Event of Default has occurred and is continuing or in Lender's reasonable judgment such performance is necessary to avoid civil or criminal penalties or to protect life or property. Any amounts due and owing by Borrower to the Lender pursuant to this Section 9.1 shall bear interest from the date of expenditure until paid at the Involuntary Rate and shall be a part of the indebtedness secured by the Initial Mortgage.

     9.2  Nonliability of Lender.  Borrower acknowledges and agrees that:
          ----------------------

          (a) any inspections of the Project made by or through Lender are for purposes of administration of the Loan only and Borrower is not entitled to rely upon the same with respect to the quality, adequacy or suitability of materials or workmanship or otherwise; Borrower shall make its own determination of the quality of the Improvements;

          (b) by accepting or approving anything required to be observed, performed, fulfilled or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss or other financial statement, survey, appraisal, lease or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not constitute a warranty or representation to anyone with respect thereto by Lender;

          (c) Lender owes no duty of care to protect Borrower against negligent, faulty, inadequate or defective building or construction;

          (d) The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender does not undertake or assume any responsibility or duty to Borrower or to any other Person with respect to the Collateral or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (i) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or the Partners and Lender does not intend to assume such status; (ii) Lender shall not be liable for any debts, expenses or losses incurred or sustained by Borrower; (iii) Lender does not intend ever to assume any responsibility to any Person for the quality, suitability, safety or condition of the Project; and (iv) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or the Partners; and

          (e) Lender shall not be directly or indirectly liable or responsible for any loss, claim, cause of action, liability, indebtedness, damage or injury of any kind or character to any Person or property arising from any construction on, or occupancy or use of, the Project, or any portion thereof, including without limitation any loss, claim, cause of action, liability, indebtedness, damage or injury caused by, or arising from: (i) any defect in any building, structure, grading, fill, landscaping or other improvements thereon or in any on-site or off-site improvement or other facility therein or thereon; (ii) any act or omission of Borrower, the Partners or any of Borrower's agents, employees, independent contractors, licensees or invitees; (iii) any accident in or on the Property and Improvements or any fire, flood or other casualty or hazard thereon; (iv) the failure of Borrower, any of Borrower's licensees, employees, invitees, agents, independent contractors or other representatives to maintain the Property and Improvements in a safe condition; and (v) any nuisance made or suffered on any part of the Property and Improvements.

     9.3  Consents.  Except as otherwise expressly provided herein, whenever in
          --------
Lender's or Borrower's judgment, as the case may be, consent or approval is required for any matter, or Lender or Borrower shall have an option or election hereunder, such judgment, the decisions as to whether to consent to or approve the same or the exercise of such option or election shall be in the sole discretion of Lender or Borrower, as applicable. If, where this Agreement requires Lender or Borrower, as the case may be, to be reasonable in granting such consent or approval, Borrower or Lender shall request such consent or approval and Lender or Borrower, as the case may be, shall unreasonably withhold or delay granting same, Borrower's or Lender's sole remedy shall be to seek specific performance of such consent or approval, it being agreed by Lender and Borrower that neither party shall be entitled to damages as a result of the other party's failure to grant any consent or approval hereunder.

     9.4  No Third Parties Benefited.  This Agreement is made for the purpose of
          --------------------------
defining and setting forth certain obligations, rights and duties of Borrower and Lender in connection with the Loan. It is made for the sole protection of Borrower and Lender, and, subject to the provisions of Section 9.7, Borrower's and Lender's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof.

     9.5  Indemnity.  Borrower hereby indemnifies and agrees to save and hold
          ---------
harmless Lender from any and all liabilities, claims, causes of action (whether legal, equitable or administrative), judgments, court costs and legal or other out-of-pocket costs or expenses, including reasonable attorneys' fees and disbursements (collectively "Claims") which Lender may suffer or incur as a
                             ------
consequence of: (a) any action or proceeding to which Lender is made a party by reason of Lender's holding of an interest in the Collateral, including, without limitation, any action by a shareholder of the REIT, (b) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Project occurring prior to Lender's gaining possession and assuming control thereof, (c) any use, non-use or condition of the Project made or existing prior to Lender's gaining possession and assuming control thereof, (d) any failure on the part of the Borrower to perform or comply with any of the terms of this Agreement or the Loan Documents, (e) the performance of any labor or services or the furnishing of any materials or other property in respect of the Project prior to the Lender's gaining possession and assuming control thereof, or (f) the failure of any surviving representation or warranty made pursuant to this Agreement or in any of the other Loan Documents to have been true and correct when made in any material respect; provided, however, Borrower shall have no
                                   --------  -------
obligation to indemnify Lender for any such Claims arising by reason of any intentional tort, willful misconduct or gross negligence of Lender. If any action, suit or proceeding is brought against Lender for which indemnity is being sought by Lender against Borrower, (i) Lender shall give prompt notice to Borrower in reasonable detail of any such action, suit or proceeding, (ii) Borrower may, at Borrower's expense, resist and defend such action, suit or proceeding by counsel designated by Borrower and approved by Lender (which approval shall not be unreasonably withheld or delayed) or by counsel appointed by Borrower's insurance carrier, and (iii) if Borrower elects to defend such action, suit or proceeding, Lender shall not compromise or settle any such action, suit or proceeding in respect of any such Claims without the prior consent in writing of Borrower (which consent shall be not be unreasonably withheld or delayed), unless Lender waives its right to the foregoing indemnification. Except as otherwise specifically provided herein, any amounts payable to Lender under this Section 9.7 which are not paid within five (5) Banking Days after written demand and presentation of bills therefor by Lender (the "Payment Date") shall bear interest (x) if Lender has actually paid such
      ------------
amounts, at the Prime Rate from the date of demand through the Payment Date, and
(y) whether or not Lender has actually paid such amounts, at the Involuntary Rate from the Payment Date to the date of payment by Borrower.

     9.6  Brokerage.  Borrower and Lender each represent to the other, that it
          ---------
has not dealt with any broker or finder in connection with the Loan except for Jones Lang Wootton USA ("JLW") and that no commission, brokerage fee or similar
                         ---
charge is or will be payable in connection with the Loan, except to JLW, which fee Borrower agrees will be paid by Borrower pursuant to a separate agreement. Borrower and Lender shall each indemnify, save and hold harmless the other from any and all claims arising as a result of the inaccuracy of the representation provided in this Section 9.6.

     9.7  Binding Effect: Assignment.  This Agreement shall be binding upon and
          --------------------------
inure to the benefit of Borrower and Lender and their respective successors and assigns, provided that except as permitted by the provisions of this Agreement and the other Loan Documents, Borrower may not assign its rights or interest under this Agreement or any of the other Loan Documents without the prior written consent of Lender. Lender shall have the right, in its sole and absolute discretion, to transfer, assign or sell in its entirety all of its rights and interests in and under the Restated Option Agreement, Initial Note, this Agreement and the other Loan Documents without the prior consent of or notice to Borrower; provided, however, that Lender agrees to give Borrower notice of any such transfer, assignment or sale within 30 days after the completion thereof.

     9.8  Execution in Counterparts.  This Agreement and any other Loan Document
          -------------------------
may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument.

     9.9  Amendments; Consents.  No amendment, modification, supplement,
          --------------------
termination or waiver of any provision of this Agreement or any of the other Loan Documents, and no consent to any departure by Borrower therefrom, may in any event be effective unless in writing signed by Lender, and then only in the specific instance and for the specific purpose given.

     9.10 Costs and Expenses.  Borrower shall pay to Lender:
          ------------------

          (a) the reasonable out-of-pocket costs and expenses of Lender in connection with any modification of any Loan Document or in connection with the enforcement (following the occurrence and during the continuance of an Event of Default) of this Agreement and any other Loan Document and any litigation or dispute with respect thereto (including any proceedings pursuant to applicable Bankruptcy Law), including without limitation the reasonable fees and out-of-pocket disbursements of any legal counsel, independent public accountants and other outside experts retained by Lender; and

          (b) all reasonable out-of-pocket costs and expenses, fees, taxes, premiums and other charges relating or arising with respect to the Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof, including but not limited to recording fees, filing fees, release or reconveyance fees and title insurance premiums.

All sums paid or expended by Lender under the terms of this Agreement and the other Loan Documents shall be considered to be a part of the Loan. Any amounts payable to Lender under this Section 9.10 which are not paid within five (5) Banking Days after demand therefor by Lender (the "Due Date"), shall bear
                                                   --------
interest at the Involuntary Rate from the Due Date until paid.

     9.11 Survival of Representations and Warranties.  Except as otherwise
          ------------------------------------------
expressly provided or limited in this Agreement or in any of the other Loan Documents, the representations and warranties of Borrower contained herein and all representations and warranties of any Loan Party contained in the other Loan Documents shall survive the making of the Loan until it is paid in full; provided, however, that the representation and warranty set forth in Section
--------  -------
5.17 of the Initial Mortgage shall survive for the period expressly provided in the Initial Mortgage.

     9.12 Notices.  Any notice, request, demand or other communication required
          -------
or permitted hereunder or under the Initial Note or under the Loan Documents shall be given in writing by delivering the same in person to the intended addressee; by first class registered or certified mail, postage prepaid, return receipt requested; or by air courier, sent to the intended addressee at the address or addresses set forth below, or to such different address as the addressee shall have designated by written notice sent in accordance herewith.

To Borrower:

Lexreal Associates Limited Partnership
c/o Boston Properties, Inc.
8 Arlington Street
Boston, Massachusetts 02116-3495
Attention:  President

Copy to:

Bingham, Dana & Gould LLP
150 Federal Street, 23rd Floor
Boston, Massachusetts 02110
Attention:  Peter Van, Esq.

To Lender:

Mitsui Seimei America Corporation
200 Park Avenue
16th Floor
New York, New York 10166

Attention:  President

Copy to:

Jones Lang Wootton USA
101 East 52nd Street
New York, New York 10022
Attention:  R. Gary Barth

Copy to:

Gibson Dunn & Crutcher LLP
200 Park Avenue
47th Floor
New York, New York 10166
Attention:  Kimmarie Sinatra, Esq.

Each such notice shall be deemed to have been given as of the date of receipt in the case of personal delivery or air courier delivery or, in the case of mailing, as of the date of first attempted delivery at the address provided herein.

     9.13 Further Assurances.  Borrower shall, at its sole expense and without
          ------------------
expense to Lender, do such further acts and execute and deliver such further documents as Lender from time to time may reasonably require solely for the purpose of assuring and confirming unto Lender (a) the rights hereby created or intended now or hereafter so to be created by any of the Loan Documents, or (b) the validity of any security interest or lien granted hereby.

     9.14 Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York.

     9.15 Severability of Provisions.  Any provision of this Agreement that is
          --------------------------
held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[NO SECTION 9.16, SHOULD THESE BE RENUMBERED?]

     9.17 Integration.  This Agreement, together with the other Loan Documents,
          -----------
comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. The Loan Documents were drafted with the joint participation of Borrower and Lender and shall be construed neither against nor in favor of either.

     9.18 Captions.  The captions and headings hereof are for convenience of
          --------
reference only and shall not be construed to define, limit, describe or otherwise affect the scope or intent of this Agreement.

     9.19 No Agency, Partnership or Joint Venture.  Lender is not the agent or
          ---------------------------------------
representative of Borrower, and Borrower is not the agent or representative of Lender. Lender and Borrower intend and agree that the relationship created by this Agreement is and shall be solely that of lender and borrower. Nothing herein shall be construed to create a partnership or joint venture between Lender and Borrower.

     9.20 Usury Savings Clause.  All agreements in this Agreement and in the
          --------------------
other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance or detention of money exceed the highest lawful rate permitted under applicable usury Laws. If, from any circumstance whatsoever, fulfillment of any provision of the Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable Law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Lender shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically or, if theretofore paid, such excess shall be credited against the principal amount of the Obligations to which the same may lawfully be credited (without premium or fee), and any portion of such excess not capable of being so credited shall be rebated to Borrower.

     9.21 Time of the Essence.  Time is of the essence with respect to Lender's
          -------------------
and Borrower's obligations under this Agreement.

     9.22 Construction.  As used in this Agreement, the masculine shall include
          ------------
the feminine and neuter, the singular shall include the plural and the plural shall include the singular, as the context may require.

     9.23 Limitation on Recourse.  The recourse of Lender under this Agreement
          ----------------------
and under the other Loan Documents shall be limited to (a) the Collateral, (b) subject to the terms of the applicable Loan Documents (including, without limitation, the rights of Borrower to apply insurance proceeds or condemnation awards as provided therein), any sums held by Lender pursuant to the Loan Documents and any insurance proceeds or condemnation awards paid or payable to Borrower with respect to the Collateral, (c) any proceeds of the sale or other conversion of any portion of the Collateral not permitted by the Loan Documents or this Agreement, and (d) the rents, issues and profits of the Collateral and all other revenues arising therefrom thereafter coming due or held by Borrower. Neither Borrower nor any of the Partners thereof, nor any of the members or partners of the Partners, nor any of the partners, officers, shareholders, principals, directors or agents of any of the foregoing shall have any personal liability for or on account of any non-payment of the Loan or any amounts that may become due under any of the Loan Documents or otherwise in connection with the Loan, or for any non-performance of any of the Obligations under this Agreement to be performed by Borrower, or for any breach of any covenant, representation or warranty made by Borrower under this Agreement or by any Loan Party under any other of the Loan Documents. Except as herein expressly provided otherwise in clauses (i), (ii) and (iii) of the immediately succeeding sentence, the Lender, for itself and its successors, endorsees, participants and assigns, hereby waives any right to enforce collection of any money judgment against any assets (other than the Collateral, including without limitation the items specified in clauses (a), (b), (c) and (d) above) of the Borrower, any of the Partners thereof, any of the members or partners of the Partners, or any of the partners, officers, shareholders, principals, directors or agents of any of the foregoing. The foregoing notwithstanding, Lender shall have the right to proceed against or recover from Borrower (but not from the Partners) for damages suffered or incurred by Lender and directly attributable to (i) any claim for damages by Lender against Borrower arising out of the actions of Borrower in failing to cause the Loan as evidenced by the Initial Note to be used for the purposes provided in this Agreement, or in misapplying any insurance proceeds or condemnation awards with respect to the Collateral (but only to the extent of the proceeds and/or awards so misapplied), (ii) any claim or cause of action by Lender for fraud on the part of the Borrower, or (iii) any claim or cause of action by Lender for failure of Borrower to pay any income tax or other impositions attributable to Borrower, to the extent such failure results in the creation of liens on any portion of the Project which would be prior to the lien of the Initial Mortgage. Nothing contained in this Section 9.23 shall (x) be deemed to be a release or impairment of the indebtedness evidenced by the Initial Note or the lien of the Initial Mortgage or the other Loan Documents upon the Collateral, or (y) preclude Lender from foreclosing on the Initial Mortgage or, except as otherwise expressly stated in this Section 9.23, from enforcing any of the other rights of Lender or (z) be deemed to release or otherwise affect the obligations of any Person other than Borrower, any of the Partners, any of the members or partners of the Partners, or any of the officers, shareholders, principals, directors or agents of any of the foregoing, under any Loan Document executed by such Person.

     9.24 Lender Estoppel Certificates; Discharges.  If Lender has not exercised
          ----------------------------------------
its option pursuant to the Restated Option Agreement, within ten (10) Banking Days after request by Borrower, but no earlier than sixty (60) days prior to the Maturity Date, Lender shall deliver to Borrower an estoppel certificate, duly executed and acknowledged by Lender, stating the outstanding principal amount of the Loan and whether there exists any Event of Default (or knowledge of any event which, with notice or the passage of time or both, will become an Event of Default if not cured) under any of the Loan Documents. If Borrower shall pay, in full, the Loan, Interest and other charges due and payable under the Initial Note and other Loan Documents in accordance with the terms thereof, Lender shall promptly execute and deliver to Borrower such discharges, assignments or satisfactions as Borrower may reasonably request and shall accommodate Borrower by appearing at the closing of such assignment, discharge or satisfaction or make such other arrangement with respect thereto mutually satisfactory to Lender and Borrower, provided that Borrower shall pay, upon presentation of invoices therefor, Lender's actual, reasonable out-of-pocket costs with respect thereto. Nothing set forth in this Section 9.24 shall imply that the Loan is prepayable, in whole or in part, prior to the Maturity Date.

     9.25 Consent to Jurisdiction; Waiver of Trial by Jury.  Borrower
          ------------------------------------------------
irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. In any action hereunder, each of Borrower and Lender waives the right to demand a trial by jury.

     9.26 Amended Loan Documents.  From and after the date hereof, all
          ----------------------
references in the Initial Note, the Initial Mortgage or any of the other Loan Documents to the Loan Agreement shall be deemed to be a reference to this Agreement, and all references in the Restated Option Agreement, the Initial Note, the Initial Mortgage, or any of the other Loan Documents to the Loan Documents shall be deemed to be a reference to the Loan Documents, as amended hereby.


                           [SIGNATURES ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this _____ day of _______________, 1997.

                                 BORROWER:
                                 LEXREAL ASSOCIATES LIMITED
                                 PARTNERSHIP, a New York limited partnership

                                 By:  BOSTON PROPERTIES, LLC, a Delaware
                                      limited liability company, General Partner

                                      By:  BOSTON PROPERTIES LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership, Managing Member

                                        By:  BOSTON PROPERTIES, INC.,
                                             a Delaware corporation,
                                             General Partner

                                           By:___________________________
                                           Name:
                                           Title:

                                 By:  BOSTON PROPERTIES LIMITED
                                      PARTNERSHIP, a Delaware limited
                                      partnership, Limited Partner

                                      By:  BOSTON PROPERTIES, INC.,
                                           a Delaware corporation, General
                                           Partner

                                        By:  ____________________________
                                        Name:
                                        Title:

                                 LENDER:


                                 MITSUI SEIMEI AMERICA CORPORATION, a
                                 New York corporation

                                 By:_____________________________________
                                 Name:  Shinjiro Goto
                                 Title:  President

================================================================================

                                                                       EXHIBIT 2



                     AMENDED AND RESTATED OPTION AGREEMENT

                                     AMONG

      BOSTON PROPERTIES LIMITED PARTNERSHIP and BOSTON PROPERTIES L.L.C.,
                            collectively Optionors,


                                      and


                    LEXREAL ASSOCIATES LIMITED PARTNERSHIP,


                                      and


                  MITSUI SEIMEI AMERICA CORPORATION, Optionee


                   Dated as of ___________________ __, 1997






================================================================================

                               TABLE OF CONTENTS

Article 1  Definitions.....................................................    3

Article 2  Grant of Option.................................................   10
        2.01.  Option......................................................   10
        2.02.  Exercise of Option..........................................   10

Article 3  Representations and Warranties..................................   10
        3.01.  Representations and Warranties of Optionors.................   10
        3.02.  Representations and Warranties of Optionee..................   12

Article 4  Covenants of Optionors, the Partnership and Optionee............   13
        4.01.  Discharge of Liens..........................................   13
        4.02.  Transfer Taxes..............................................   14
        4.03.  Operating Covenant..........................................   14
        4.04.  Budgets.....................................................   14
        4.05.  Maintenance.................................................   14
        4.06.  Restrictions on Transfers of Partnership Interests..........   14
        4.07.  No Clogging.................................................   14
        4.08.  Waiver of Defense...........................................   15

Article 5  Deliveries Prior to Maturity Date...............................   15
        5.01.  Pre-Exercise Deliveries.....................................   15
        5.02.  Budget......................................................   17

Article 6  Closing; Conditions and Deliveries Precedent to Closing.........   17
        6.01   Closing.....................................................   17
        6.02.  Optionors' Deliveries.......................................   18
        6.03.  Optionee's Conditions Precedent to Closing..................   20
        6.04   Optionee's Deliveries.......................................   22
        6.05   Disposition of Amended Initial Note.........................   22

Article 7  Closing Adjustments; Closing Costs..............................   23
        7.01.  Closing Adjustments.........................................   23
        7.02.  Closing Costs...............................................   25

Article 8  Events of Default; Remedies Upon Default........................   25
        8.02.  Remedies upon Default.......................................   25
        8.03.  Events Accelerating Exercise of the Option and Closing......   26
        8.04.  Intervening Governmental Action.............................   26
        8.05.  Waiver; No Election.........................................   27

                                      (i)

Article 9  Miscellaneous Provisions........................................   27
        9.02.  Casualty or Condemnation....................................   28
        9.03.  Banking Day Extension.......................................   28
        9.04.  Confidentiality.............................................   28
        9.05.  Brokerage...................................................   29
        9.06.  Binding Effect; Assignment..................................   29
        9.07.  Execution in Counterparts...................................   29
        9.08.  Amendments; Consents........................................   29
        9.09.  Non-Waiver of Remedies......................................   29
        9.10.  Survival....................................................   29
        9.11.  Notices.....................................................   30
        9.12.  Governing Law...............................................   31
        9.13.  Severability of Provisions..................................   31
        9.14.  Integration.................................................   31
        9.15.  Captions....................................................   31
        9.16.  No Agency, Partnership or Joint Venture.....................   31
        9.17.  Time of the Essence.........................................   31
        9.18.  Construction................................................   31
        9.19.  Estoppel Certificates.......................................   32
        9.20.  Consent to Jurisdiction; Waiver of Trial by Jury............   32
        9.21.  Certificates of Optionors...................................   32


EXHIBITS
--------

Exhibit A  Legal Description of Property
Exhibit B  Permitted Exceptions
Exhibit C  Form of Assignment of Partnership Interest
Exhibit D  Form of Amended and Restated Partnership Agreement

                                     (ii)

                     AMENDED AND RESTATED OPTION AGREEMENT
                     -------------------------------------

     This Amended and Restated Option Agreement (this "Agreement") is made as of
                                                       ---------
this _________ day of ______________, 1997 by and among BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership ("BPLP"), BOSTON PROPERTIES
                                                      ----
L.L.C., a Delaware limited liability company ("BPLLC"), (BPLP and BPLLC are
                                               -----
together with their successors and assigns, to the extent such successors and assigns are each Permitted Transferees, each referred to hereinafter as

"Optionor" and collectively as "Optionors"), LEXREAL ASSOCIATES LIMITED
---------                       ---------
PARTNERSHIP, a New York limited partnership, being the successor to Lexreal Associates, a New York general partnership (the "Partnership"), each of BPLP,
                                                 -----------
BPLLC and the Partnership having an address at c/o Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts and MITSUI SEIMEI AMERICA CORPORATION, a corporation organized and existing under the laws of the State of New York, having its principal office at 200 Park Avenue, 16th Floor, New York, New York ("Optionee");
  --------


                             W I T N E S W E T H:
                             -------------------

     WHEREAS, the Partnership is owner of the Project (as hereinafter defined);

     WHEREAS, the Partnership and Optionee entered into that certain Loan Agreement, dated April 6, 1990 (as amended by that certain First Amendment to Loan Agreement, dated as of July 19, 1990, by and between the Partnership and Optionee, the "Loan Agreement"), pursuant to which Optionee made a loan to the
               --------------
Partnership in the original aggregate principal sum of Four Hundred Ten Million Dollars ($410,000,000) (the "Loan").
                             ----

     WHEREAS, on July 19, 1990, in connection with the Loan, the Partnership executed and delivered to Optionee various other loan documents, including, without limitation, (i) that certain Amended and Restated Promissory Note in the original principal sum of Two Hundred Sixty-Seven Million Dollars ($267,000,000), made by and between the Partnership and Optionee (the "Initial
                                                                       -------
Note"), (ii) that certain Supplemental Note, in the original principal sum of
----
One Hundred Forty-Three Million Dollars ($143,000,000) (the "Supplemental
                                                             ------------
Note"), (iii) that certain Amended and Restated Mortgage and Security Agreement, made by and between the Partnership and Optionee (the "Initial Mortgage"),
                                                       ----------------
encumbering the Project, and (iv) that certain Amended and Restated Supplemental Mortgage and Security Agreement, made by and between the Partnership and Optionee (the "Supplemental Mortgage"), encumbering the Project.
               ---------------------

     WHEREAS, on July 19, 1990, also in connection with the Loan, Borrower, Optionee, 599 Lexington Avenue Associates Limited Partnership ("599 Lex"), 599
                                                                -------
Lexington Corp. ("Lexcorp") and Linlex, Incorporated ("Linlex") entered into
                  -------                              ------
that certain Option Agreement (the "Option Agreement"), which granted to
                                    ----------------
Optionee an exclusive and irrevocable option to purchase a 49.9% general partnership interest in the Partnership in accordance with the terms thereof.

     WHEREAS, on April 14, 1997, the Partnership and Optionee entered into a Loan Modification Agreement (the "Loan Modification Agreement"), which
                                  ---------------------------
contemplated a partial
prepayment of the Loan and a transfer of a 99% limited partnership interest in the Partnership to BPLP and a 1% general partnership interest in the Partnership to BPLLC in exchange for partnership units in BPLP ("OPUs") subject to and in
                                                     ----
accordance with the terms of the Loan Modification Agreement;

     WHEREAS, contemporaneously herewith, the Partnership and certain Affiliates (hereinafter defined) of the Partnership are forming a real estate investment trust known as Boston Properties, Inc. (the "REIT") and are offering for sale to
                                             ----
the public shares of such REIT in an initial public offering (the "IPO"), and,
                                                                   ---
in connection with the IPO, are making a partial prepayment of the Loan, and 599 Lex, Lexcorp and Linlex are transferring their partnership interests to BPLP and BPLLC in exchange for OPUs, as contemplated by the Loan Modification Agreement.

     WHEREAS, contemporaneously herewith, the REIT is becoming the sole general partner of BPLP and is acquiring Control (but not 100% ownership) of BPLP through its ownership of OPUs, and upon such transfer of its partnership interest in the Partnership, the Partnership is converting its status from a New York general partnership to a New York limited partnership in which BPLP's interest in the Partnership will be held as a limited partner, as contemplated by and permitted under the Loan Modification Agreement.

     WHEREAS, contemporaneously herewith, the Partnership and Optionee are entering into an Amended and Restated Loan Agreement, the terms of which, from this day forward shall supersede the terms of the Loan Agreement. (All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in such Amended and Restated Loan Agreement.)

     WHEREAS, Optionors, as partners of the Partnership, are receiving a material benefit as a result of Optionee's completion of the transactions contemplated by and permitted under the Loan Modification Agreement, and in accordance with the terms of the Loan Modification Agreement, have agreed to amend and restate the Option Agreement as set forth below.

     WHEREAS, Optionee desires to acquire from Optionors, and Optionors desire to grant to Optionee, an exclusive and irrevocable option to purchase a thirty-three and one third percent (33-1/3) limited partnership interest in the Partnership (the "33-1/3% Partnership Interest"). If Optionee exercises the Option granted hereby, (a) Optionors will assign, transfer and set over to Optionee the 33-1/3% Partnership Interest by executing and delivering to Optionee an Assignment of Partnership Interest in the form attached hereto as Exhibit C, (b) the Existing Partnership Agreement, as hereinafter defined, will
---------
(subject to the further provisions of this Agreement) be amended and restated pursuant to the First Amended and Restated Agreement of Limited Partnership to be entered into among Optionee and Optionors in the form attached hereto as Exhibit D (such form, as it may be amended from time to time, hereinafter
---------
referred to as the "Amended and Restated Partnership Agreement"), and (c) Optionee will pay to Optionors the Purchase Price (as hereinafter defined), all upon and subject to the terms and conditions hereof.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, including the Optionee's agreement to amend and modify the Loan and thereby benefiting the Optionors, the receipt and sufficiency of which are hereby acknowledged, Optionors, Optionee and the Partnership hereby agree as follows:

                                   ARTICLE 1 DEFINITIONS
                                             -----------

     The following terms when used in this Agreement shall have the respective meanings set forth below. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Amended Loan Agreement (hereinafter defined):

     Amended and Restated Partnership Agreement means that certain First Amended
     ------------------------------------------
and Restated Partnership Agreement to be entered into among Optionee and Optionors in the form attached hereto as Exhibit D.
                                         ----------

     Amended Initial Mortgage means that certain Amended and Restated Mortgage
     ------------------------
and Security Agreement, dated as of July 19, 1990, by and between the Partnership and Optionee and encumbering the Project, as amended by that certain First Amendment to Amended and Restated Mortgage, dated as of the date hereof, by and between the Partnership and Optionee.

     Amended Initial Note means that certain Amended and Restated Promissory
     --------------------
Note, dated as of July 19, 1990, in the original principal amount of Two Hundred Sixty-Seven Million Dollars ($267,000,000), as amended by that certain First Amendment to Amended and Restated Promissory Note, dated as of the date hereof, by and between the Partnership and Optionee.

     Affiliate  means (a) any Partner, or (b) any other Person (as hereinafter
     ---------
defined) (i) which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, any Optionor or the Partnership, or (ii) twenty-five percent (25%) or more of the voting securities or equity interests of which are held beneficially or of record by any Optionor or the Partnership.

     Assignment of Partnership Interests means that certain Assignment of
     -----------------------------------
Partnership Interests to be executed by the Optionors in the form attached hereto as Exhibit C.
          ----------

     Banking Day means any day other than a day on which banks located in New
     -----------
York City, New York or Tokyo, Japan are authorized or required by law to close.

     Brokerage Agreements is defined in Section 5.01(d).
     --------------------

     Brokerage Commission Certificate means a certificate executed by an
     --------------------------------
Optionor certifying that as of the date of such certificate neither the Partnership nor any Optionor on behalf of the Partnership has entered into any Brokerage Agreement which provides for the payment of any Brokerage Commissions on or after the Closing Date, except as set forth in (a) the Brokerage Commission Schedule, with respect to the certificate delivered pursuant to 5.01(d) or (b) the Updated Brokerage Commission Schedule, with respect to the certificate delivered pursuant to Section 6.02(a)(iv).

     Brokerage Commission Schedule is defined in Section 5.01(d).
     -----------------------------

     Brokerage Commissions is defined in Section 5.01(d).
     ---------------------

     Certificate of No Other Partners means a certificate executed by each of
     --------------------------------
the Optionors certifying as of the Closing Date that (a) Optionors own, both legally and beneficially, 100% of the partnership interests in the Partnership,
(b) no Person has any right or option to become a partner or obtain any interest in the Partnership, except for a right or option which (i) has been consented to in writing by Optionee in its sole and unfettered discretion or (ii) does not affect the interest in the Partnership to be acquired by Optionee and is held by a Permitted Transferee, and (c) there are no liens on any of the Optionors' partnership interests in the Partnership, except those in favor of Optionee.

     Closing is defined in Section 6.01.
     -------

     Closing Certificate means a certificate executed by each of the Optionors
     -------------------
certifying that, as of the Closing Date, there has been no material adverse change from the facts set forth in each of the Closing Financial Statements, Updated Brokerage Commission Schedule, Updated Insurance Policy Schedule, Updated Litigation Schedule, Updated Other Agreements Schedule, Updated Service Contract Schedule and Lease Certificate, each as delivered on the Pre-Closing Delivery Date.

     Closing Date is defined in Section 6.01.
     ------------

     Closing Financial Statements is defined in Section 6.02(a).
     ----------------------------

     Collateral Assignment means the Collateral Assignment of Partnership
     ---------------------
Interests, of even date herewith, between Optionee and Optionors, as the same may be amended from time to time.

     Condemnation Certificate means a certificate executed by each of the
     ------------------------
Optionors certifying as of the date of such certificate that except as disclosed in such certificate there is no pending, or to such Optionor's knowledge, overtly threatened, condemnation, expropriation, eminent domain or similar proceeding affecting all or any portion of the Project, and neither the Partnership nor any Optionor has received any written notice from any condemning authority of any of the same.

     Control means the possession, directly or indirectly, of the power to cause
     -------
the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract, by family relationship or otherwise.

     CPI Increase means, when used to qualify a fixed dollar amount set forth
     ------------
herein, such fixed dollar amount as increased by an adjustment. The base for computing the adjustment is the United States Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (CPI-U), New York City, all items (Base year 1982-1984-100) ("Index"), which is in effect as of the date hereof
                            -----
("Initial Index").  The Index published most immediately preceding the
---------------
adjustment date in question ("Extension Index") is to be used in determining the
                              ---------------
amount of the adjustment. If the Extension Index has increased over the Initial Index, the fixed dollar amount in question shall be set by multiplying such amount by a fraction, the numerator of which is the Extension Index and the denominator of which is the Initial Index. If the Index is changed so that the base year differs from that in effect as of the date hereof, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised hereafter, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

     Delivery Date means the date on which documents and certificates are
     -------------
delivered to Optionee pursuant to Section 5.01.

     Documentary Stamp Tax Law means Article 31 of the Tax Law of the State of
     -------------------------
New York or any successor replacement Law, and the regulations promulgated thereunder, as amended from time to time.

     Event of Default is defined in Section 8.01.
     ----------------

     Exercise Date is defined in Section 2.02.
     -------------

     Exercise Notice is defined in Section 2.02.
     ---------------

     Existing Partnership Agreement means the Partnership Agreement of the
     ------------------------------
Partnership dated as of December 21, 1983, originally entered into by and among 599 Lex, Lexcorp and Linlex, as amended on July 19, 1990, converted to a New York limited partnership on ___________, 1997 (the "Conversion Date") and amended and restated on the Conversion Date to admit Optionors as the partners of the Partnership in substitution for 599 Lex, Lexcorp and Linlex, a true and correct copy of which has been delivered to Optionee, as the same may be amended and supplemented from time to time in accordance with the terms of this Agreement.

     Financial Condition Certificate means a certificate executed by an Optionor
     -------------------------------
accompanying the Financial Statements and the Closing Financial Statements, certifying that as of the date of such certificate the Financial Statements and Closing Financial Statements, as the case may be, (a)(i) were prepared in accordance with generally accepted accounting principles customarily used in the real estate industry consistently applied, and (ii) fairly present the Partnership's financial condition as of the date of the Financial Statements or the Closing Financial Statements, as the case may be (except as disclosed in such certificate); and (b) except as disclosed in such certificate, there has been no material adverse change in the financial condition of the Partnership from the date of the last audited Financial Statement of the Partnership delivered to Optionee.

     Financial Statements means the financial statements of the Partnership,
     --------------------
prepared in accordance with generally accepted accounting principles customarily used in the real estate industry, including a balance sheet and the related statements of income and of cash flows and all accompanying notes.

     Gross Adjustment Amount is defined in Section 7.01(a).
     -----------------------

     Improvements means the buildings, structures or other improvements located
     ------------
on the Property, generally consisting of an office and retail building of two
(2) stories below grade and fifty (50) stories above grade (including three (3) mechanical floors) containing approximately One Million (1,000,000) rentable square feet.

     Insurance Certificate means a certificate executed by each Optionor
     ---------------------
certifying that the Insurance Policies Schedule lists all insurance policies affording coverage with respect to the Project as of the date of delivery thereof (or with respect to the certificate delivered pursuant to Section 6.02(a) (vi), that the Updated Insurance Policies Schedule lists all insurance policies affording coverage with respect to the Project as of the Closing
Date), and the information contained therein is accurate in all material respects as of the date thereof.

     Insurance Policies Schedule is defined in Section 5.01(f).
     ---------------------------

     Intervening Governmental Actions is defined in Section 8.03.
     --------------------------------

     IRS means the Internal Revenue Service or any successor agency.
     ---

     Laws means, collectively, all federal, state and local laws, rules,
     ----
regulations, ordinances, and codes, all opinions of the New York State Court of Appeals and the requirements of any insurance companies applicable to the Project.

     Lease(s) means any lease, rental contract, occupancy agreement, license or
     -------
other written or oral arrangement (a) with respect to which the Partnership is the lessor or grantor, or has succeeded to the interest of such lessor or grantor, and (b) pursuant to which any Person uses, possesses or occupies or has the right to use, possess or occupy all or any part of the Project.

     Lease Certificate means a certificate executed by each of the Optionors
     -----------------
certifying:

          (a) that attached to such certificate is a true and complete copy of all Leases and all amendments thereof and all guaranties of the Tenants' obligations thereunder;

          (b) that except as otherwise set forth in such certificate, as of the date of such certificate:

               (i)     each of the Leases is in full force and effect;

               (ii) the Partnership has not given any Tenant any written notice of default under any Lease which has not been cured;

               (iii) the Partnership has not received from any Tenant any written notice of material default under any Lease which has not been cured;

               (iv) no Tenant is more than one (1) month in arrears in the payment of rent under its Lease;

               (v) no Tenant has paid rent for more than one (1) month in advance (other than prepayments made in accordance with the terms of such Tenant's Lease);

               (vi) the Partnership has not assigned any of the rents payable under the Leases except pursuant to the Loan Documents;

               (vii) no material action or proceeding instituted against the Partnership by any Tenant is presently pending in a court;

               (viii) there are no take-back Leases, take-over Leases or concession agreements pursuant to which the Partnership is obligated; and

               (iv)    there are no security deposits.

          (c) if such certificate is delivered pursuant to Section 6.02(c), all rents and other charges payable under the Leases which are then due and payable have been paid.

     Litigation Certificate means a certificate executed by each of the
     ----------------------
Optionors certifying that as of the date of such certificate, except as set forth in such certificate, there are no judgments, litigation or proceedings (zoning or otherwise) pending (and to the knowledge of the Optionors, none is overtly threatened) against the Partnership or the interests of Optionors in the Partnership, the Project or the transaction contemplated by this Agreement (collectively, "Litigation").
                ----------

     Litigation Schedule is defined in Section 5.01(h).
     -------------------

     Management Agreement means a management agreement by and between the
     --------------------
Partnership and a manager (which manager may be an Affiliate of Optionors), to be effective as of the Closing Date, and which meets the requirements of Section 5.01(1).

     Miscellaneous Certificate of Optionee means a certificate from a Person
     -------------------------------------
authorized to bind Optionee certifying that as of the Closing Date the representations and warranties set forth in Section 3.02 are true and correct in all material respects.

     Miscellaneous Certificate of Optionors means a certificate executed by each
     --------------------------------------
of the Optionors certifying that (a) as of the Closing Date the representations and warranties set forth in Section 3.01 are true and correct in all material respects and (b) all representations and warranties of the Partnership and Optionors contained in this Agreement or contained in any other certificate or instrument furnished to Optionee pursuant to Article 5 hereof were true and correct in all material respects when made.

     Option is defined in Section 2.01.
     ------

     Optionee's Knowledge means any state of facts of which the officers,
     --------------------
directors and employees (but only such employees as are directly involved with the operation and management of Optionee's interest in the Project) of Optionee have actual knowledge or notice.

     Optionors' Knowledge means any state of facts of which any of the following
     --------------------
have actual knowledge or notice: (a) the Partnership, (b) Optionors, (c) the members, managers, general partners, officers and directors of Optionors, (d) the members, managers, officers or employees of the management company retained by the Partnership to manage the Project who are charged with the responsibility for on-site management of the Project, or (e) the persons employed by the management company to whom such on-site managers report.

     Other Agreements Certificate means a certificate executed by each of the
     ----------------------------
Optionors certifying that as of the date of said certificate, there are no Other Agreements, except as set forth in (a) the Other Agreements Schedule, with respect to the certificate delivered pursuant to Section 5.01(e) or (b) the Updated Other Agreements Schedule, with respect to the certificate delivered pursuant to Section 6.02(a)(v).

     Other Agreements is defined in Section 5.01(e).
     ----------------

     Other Agreements Schedule is defined in Section 5.01(e).
     -------------------------

     Permitted Exceptions means those matters set forth in Exhibit B hereto.
     --------------------                                  ---------

     Permitted Transferee means (A) a Person (i) in which Edward H. Linde
     --------------------
("EHL") and/or Mortimer B. Zuckerman ("MBZ"), or their respective heirs,
 ----                                  ---
devisees, or personal representatives (which heirs and devisees are spouses, parents, siblings, nieces, nephews or lineal descendants of EHL or MBZ respectively), have an indirect or direct ownership interest of at least fifty-one percent (51%) in the aggregate, (ii) which Controls the Partnership, (iii) which Controls (by itself or through an Affiliate) the day-to-day operations and management of the Project, and (iv) which has the right to make all significant economic and management decisions on behalf of the Partnership without the need for the vote, approval or consent of any other Person other than a Permitted Transferee, or (B) the REIT, or (C) a Person (i) in which the REIT has an indirect or direct ownership interest of at least fifty-one percent (51%), (ii) which is Controlled by the REIT, (iii) which Controls (by itself or through an Affiliate) the day to day operations and management of the Project, and (iv) which has the right to make all significant economic and management decisions on behalf of the Partnership without the need for the vote, approval or consent of any other Person other than a Permitted Transferee.

     Person means any natural person, corporation, firm, trust, partnership,
     ------
association, Governmental Agency or other entity, whether acting in an individual, fiduciary or other capacity.

     Pre-Closing Delivery Date means the date which is thirty (30) days prior to
     -------------------------
the Closing Date.

     Project means the Property, Personal Property and Improvements.
     -------

     Property means the real property described in Exhibit A hereto, together
     --------                                      ---------
with all easements, rights, privileges and appurtenances (including any air or development rights) thereto.

     Purchase Price is defined in Section 2.01.
     --------------

     Rental Amounts is defined in Section 7.0l(a)(vii).
     --------------

     Restated Partnership means the limited partnership to be formed by
     --------------------
Optionors and Optionee pursuant to the Amended and Restated Partnership
Agreement.

     Service Contract Certificate means a certificate executed by each of the
     ----------------------------
Optionors certifying that (a) as of the date of such certificate all Service Contracts in existence were set forth in the Service Contract Schedule or the Updated Service Contract Schedule, as the case may be, and (b) true copies of the Service Contracts have been delivered to Optionee and initialed by an Optionor, and the same have not been modified or amended, except as shown in such documents.

     Service Contract Schedule is defined in Section 5.01(b).
     -------------------------

     Service Contracts is defined in Section 5.01(b).
     -----------------

     Tax Election Certificate is defined in Section 5.01(k).
     ------------------------

     Taxes is defined in Section 7.0l(a)(i).
     -----

     Tenant(s) means any tenant, lessee, licensee or other Person having a right
     --------
to use, possess or occupy all or any part of the Project pursuant to a Lease.

     Transfer Tax Law means chapter 21 of Title 11 of the New York City
     ----------------
Administrative Code and any successor replacement Law, and the regulations promulgated thereunder, as amended from time to time.

     Triggering Events is defined in Section 8.03.
     -----------------

     Updated Brokerage Commission Schedule is defined in Section 6.02(a)(iv).
     -------------------------------------

     Updated Insurance Policies Schedule is defined in Section 6.02(a)(vi).
     -----------------------------------

     Updated Litigation Schedule is defined in Section 6.02(a) (viii).
     ---------------------------

     Updated Other Agreements Schedule is defined in Section 6.02(a)(v).
     ---------------------------------

     Updated Service Contract Schedule is defined in Section 6.02(a)(ii).
     ---------------------------------


                                   ARTICLE 2

                                GRANT OF OPTION
                                ---------------

     2.01.  Option.  In consideration of the premises contained herein, the
            ------
receipt and sufficiency of which are hereby acknowledged, Optionors hereby grant and sell to Optionee and Optionee hereby purchases an irrevocable and exclusive option (the "Option") to acquire on the Closing Date the 33-1/3% Partnership
             ------
Interest for an aggregate consideration of Two Hundred Twenty-Five Million Dollars ($225,000,000) (the "Purchase Price"), all in accordance with the
                             --------------
provisions of this Agreement. The Purchase Price shall be payable by Optionee either in cash or in the form of an assignment to Optionors (or their designee) of the Amended Initial Note which equals the Purchase Price. The election as to the form of payment of the Purchase Price shall be determined by Optionors and Optionee in good faith.

     2.02.  Exercise of Option.  Except as provided in Section 8.03, Optionee
            -------------------
shall give written notice to Optionors of its election to exercise the Option on a date which is no earlier than twenty-four (24) months and no later than twelve
(12) months prior to the Maturity Date (such notice is hereinafter referred to as the "Exercise Notice," and the date on which Optionee gives the Exercise
        ---------------
Notice is hereinafter referred to as the "Exercise Date").  In the event
                                          -------------
Optionee fails timely to exercise the Option, this Agreement shall become null and void and neither party shall have any rights or obligations hereunder.

                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     3.01.  Representations and Warranties of Optionors.  In order to induce
            -------------------------------------------
Optionee to execute this Agreement, each Optionor hereby represents and warrants to Optionee as of the date hereof and, except as may otherwise be disclosed in the Miscellaneous Certificate of Optionors, shall represent and warrant as of the Closing Date as follows:

          (a)  Formation, Qualification and Powers of Optionors.  Each Optionor
               ------------------------------------------------
is duly formed and validly existing under the laws of the state of its formation. The Optionors are the only partners of the Partnership. Each Optionor has all requisite power and authority to conduct its business, to own, lease, mortgage and transfer its properties, and to execute and deliver, and perform all of its obligations pursuant to this Agreement. Except as provided in this Agreement, no Person has any right or option to become a partner or obtain any interest in the Partnership.

          (b)  Authority and Compliance with Instruments and Government
               --------------------------------------------------------
Regulations. The execution, delivery and performance by each Optionor of this
-----------
Agreement has been duly authorized by all necessary action and does not and will not:

               (i) require any consent or approval not heretofore obtained of any Person;

               (ii) violate any provision of the Existing Partnership Agreement or any of Optionor's documents of formation and organization;

               (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or other encumbrance of any nature, other than under the Loan Documents, upon or with respect to the Project;

               (iv) to its knowledge, violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award applicable to such Optionor; or

               (v) result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Optionor is a party or by which such Optionor, the Project or any other property of such Optionor is bound or affected;

and to the knowledge of Optionors there does not exist a default under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in subsections (iv) and (v) of this
Section 3.01(b) where such default would have a material adverse effect on the ability of such Optionor to perform its obligations under this Agreement or which would otherwise be materially adverse to the interests of Optionee with respect to this Agreement.

          (c)  No Governmental Approvals Required.  No authorization, consent,
               ----------------------------------
approval, order, license, exemption from, or filing, registration or qualification with, any Governmental Agency is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by any Optionor of this Agreement.

          (d)  Binding Obligations.  To its knowledge, and in reliance upon the
               -------------------
advice of its legal counsel, this Agreement is a legal, valid and binding obligation.

          (e)  Compliance with Laws.  To its knowledge, each Optionor is in
               --------------------
compliance in all material respects with all Laws applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Agency required thereby or otherwise necessary for the transaction of its business.

          (f)  Litigation.  There are no actions, suits or proceedings pending
               ----------
or, to any Optionor's knowledge, overtly threatened against or affecting such Optionor which would materially adversely affect such Optionor's ability to perform its obligations hereunder.

          (g)  Misrepresentations.  To its knowledge, no information, exhibit or
               ------------------
report furnished in writing by any Optionor to Optionee in connection with the execution and delivery of this Agreement contains any material misstatement of fact or fails to state a material fact or any fact necessary to make the statements contained herein not materially misleading as of the date given.

     3.02.  Representations and Warranties of Optionee.  In order to induce
            ------------------------------------------
Optionors and the Partnership to execute this Agreement, Optionee hereby represents and warrants to Optionors and to the Partnership on the date hereof and shall represent and warrant on the Closing Date as follows:

          (a)  Formation, Qualification and Powers of Optionee.  Optionee is a
               -----------------------------------------------
corporation duly formed and validly existing under the laws of the state of its formation. Optionee has all requisite power and authority to conduct its business, to own, lease, mortgage and transfer its properties, and to execute and deliver, and perform all of its obligations under this Agreement.

          (b)  Authority and Compliance with Instruments and Government
               --------------------------------------------------------
Regulations.  The execution, delivery and performance by Optionee of this
-----------
Agreement has been duly authorized by all necessary action and does not and will not:

               (i) require any consent or approval not heretofore obtained of any Person, provided, however, that it shall not be a breach of this representation and warranty if Lender is able to and does perform its obligations hereunder despite a failure to obtain any consent or approval;

               (ii) violate any provision of the Optionee's documents of formation and organization;

               (iii) result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others or other encumbrance of any nature, upon or with respect to any property now owned or leased or hereafter acquired by Optionee;

               (iv) to its knowledge, violate any provision of any Law, order, writ, judgment, injunction, decree, determination or award having applicability to Optionee; or

               (v) result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under, any indenture or loan or credit agreement or any other agreement, lease or instrument to which Optionee is a party or by which Optionee or any property of Optionee is bound or affected;

and to its knowledge Optionee is not in default in any respect under any Law, order, writ, judgment, injunction, decree, determination, award, indenture, agreement, lease or instrument described in subsections (iv) and (v) of this
Section 3.02(b) where such default would have a material adverse effect on the ability of Optionee to perform its obligations under this Agreement or which would otherwise be materially adverse to the interests of Optionors with respect to this Agreement.

          (c)  No Governmental Approvals Required.  No authorization, consent,
               ----------------------------------
approval, order, license, exemption from, or filing, registration or qualification with, any Governmental Agency (each, a "Consent") is or will be
                                                      -------
required which has not or will not be obtained to authorize, or is otherwise required in connection with the execution, delivery and performance by Optionee of this Agreement, provided, however, that it shall not be a breach of this representation and warranty if Lender is able to and does perform its obligations hereunder despite a failure to obtain any consent or approval.

          (d)  Compliance with Laws.  To its knowledge, Optionee is in
               --------------------
compliance in all material respects with all Laws applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, permits and exemptions from, and has accomplished all filings, registrations or qualifications with, any Governmental Agency required thereby or otherwise necessary for the transaction of its business.

          (e)  Litigation.  There are no actions, suits or proceedings pending
               ----------
or, to Optionee's knowledge, overtly threatened against or affecting Optionee which would materially adversely affect Optionee's ability to perform its obligations hereunder.

                                   ARTICLE 4

             COVENANTS OF OPTIONORS, THE PARTNERSHIP AND OPTIONEE
             ----------------------------------------------------

     4.01.  Discharge of Liens.  At or prior to the Closing Date, Optionors
            ------------------
shall cause to be discharged of record (a) any mortgage or other security interest affecting the Project or any partnership interest in the Partnership, individually or on behalf of the Partnership (other than the Permitted Exceptions or security interests in favor of Optionee or mortgages or other security interests otherwise permitted under the Loan Documents or the Amended and Restated Partnership Agreement (as if the same had been duly executed and exchanged)) and (b) any other liens affecting the Project or any partnership interest in the Partnership to be acquired by Optionee (other than the Permitted Exceptions).

     4.02.  Transfer Taxes.  If Optionee exercises the Option, Optionors and
            --------------
Optionee shall each comply timely with the requirements, if any, of the Transfer Tax Law in such manner as to avoid any postponement of the Closing.

     4.03.  Operating Covenant.  From the date hereof through the Closing Date
            ------------------
(or such earlier date on which this Agreement shall terminate), Optionors shall operate the Project in a reasonably prudent manner in accordance with the terms and conditions of the Loan Documents.

     4.04.  Budgets.  Commencing with the fiscal year of the Partnership next
            --------
succeeding the date hereof and ending on the Closing Date (or such earlier date on which this Agreement terminates), Optionors shall submit to Optionee at least thirty (30) days prior to the commencement of such fiscal year a pro forma budget for the operation and maintenance of the Project during the next succeeding fiscal year setting forth in reasonable detail the projected revenues and expenses for the Project for such period. Such budgets shall be solely for informational purposes and Optionee shall not have any right of approval with respect to the matters set forth therein.

     4.05.  Maintenance.  From the date hereof through the Closing Date (or such
            -----------
earlier date on which this Agreement shall terminate), Optionors shall cause the Partnership to maintain the Improvements and Personal Property (and shall make all necessary repairs and replacements thereto) such that, subject to ordinary wear and tear, condemnation and casualty, on the Closing Date the Improvements and Personal Property shall be in substantially the condition which would reasonably be expected of a first-class New York City office and retail building of comparable age and quality.

     4.06.  Restrictions on Transfers of Partnership Interests.  From the date
            --------------------------------------------------
hereof through the Closing Date, Optionors shall not transfer or assign their partnership interests in the Partnership except to Permitted Transferees in accordance with Section 5.4 of the Amended Initial Mortgage. Any purported transfer or assignment prohibited by this Section 4.06 shall be void ab initio
                                                                     -- ------
and shall be of no effect except that the same shall constitute a default under this Agreement.

     4.07.  No Clogging.  The Partnership, Optionors and Optionee have conferred
            -----------
with their respective counsel regarding the doctrine of "clogging of the equity of redemption" and understand that such doctrine may be applied in certain cases to prevent enforcement of options granted to secured lenders. The Partnership, Optionors and Optionee acknowledge and agree, to the maximum extent permitted by Law, that the rights set forth in this Agreement are not intended to be a clog or a fettering of the Partnership's or Optionors' interest in the Property, or a granting of a collateral advantage or further restraint on the Partnership's or Optionors' equity of redemption, or a contract for the forfeiture of the Property subject to a lien in satisfaction of the obligations under the Loan Documents. The Partnership, Optionors and

Optionee acknowledge and agree that they are not entitled to have the rights set forth in this Agreement terminated or extinguished except as specifically set forth and permitted herein.

     4.08.  Waiver of Defense.  To the maximum extent permitted by Law, the
            -----------------
Partnership, Optionors and Optionee hereby irrevocably waive any and all defenses (equitable or otherwise), counterclaims or causes of action on grounds that the provisions of this Agreement and the Loan Documents "clog" the equity of redemption of the Partnership or Optionors in the Property, fetter the Property or otherwise grant a collateral advantage which otherwise might be available to them as a basis for avoiding performance, or preventing enforcement against them, of any of their obligations hereunder.

                                   ARTICLE 5

                       DELIVERIES PRIOR TO MATURITY DATE
                       ---------------------------------

     5.01.  Pre-Exercise Deliveries.  Optionors shall deliver or cause to be
            -----------------------
delivered to Optionee not earlier than nineteen (19) months nor later than eighteen (18) months prior to the Maturity Date (provided, however, that upon the occurrence of an Intervening Governmental Action at any time prior to July 19, 2003, the Delivery Date shall be twenty-four (24) months prior to the Maturity Date) the following:

          (a)  Financial Statements.  The audited Financial Statements of the
               --------------------
Partnership for its two (2) fiscal years immediately preceding the Delivery Date thereof, together with unaudited Financial Statements for the period between the close of the most recent fiscal year and the Delivery Date. If the audited Financial Statements for the immediately preceding fiscal year are not available, Optionors shall deliver unaudited Financial Statements for such immediately preceding fiscal year and, no later than ninety (90) days following the end of the Partnership's fiscal year, shall deliver audited Financial Statements for such immediately preceding fiscal year, together with a Financial Condition Certificate dated as of the Delivery Date.

          (b)  Service Contracts.  (i) A schedule  (the "Service Contract
               -----------------                         ----------------
Schedule") of all service, maintenance, supply and management contracts
--------
affecting the Project or entered into by the Partnership providing for payments in excess of Twenty Five Thousand Dollars ($25,000) (as adjusted from the date hereof by CPI Increases) per annum in existence as of the date of delivery thereof ("Service Contracts"), (ii) true and complete copies of all Service
          -----------------
Contracts as shown on the Service Contract Schedule initialed by an Optionor, and (iii) the Service Contract Certificate dated as of the Delivery Date.

          (c)  Leases; Condemnation.  The Lease Certificate and Condemnation
               --------------------
Certificate, each dated as of the Delivery Date.

          (d)  Brokerage Commissions.  (i) A schedule (the "Brokerage Commission
               ---------------------                        --------------------
Schedule") of all brokerage commissions and finder's fees payable by the
--------
Partnership on or after the Closing Date ("Brokerage Commissions") with respect
                                           ---------------------
to the current or any renewal terms or any expansion options under any Lease,
(ii) true and complete copies of all agreements (the "Brokerage Agreements")
                                                      --------------------
governing the payment of all Brokerage

Commissions initialed by an Optionor, and (iii) the Brokerage Commission Certificate dated as of the Delivery Date.

          (e)  Other Agreements.  (i) A schedule (the "Other Agreements
               ----------------                        ----------------
Schedule") of all agreements requiring aggregate payments by the Partnership in excess of Twenty Five Thousand Dollars ($25,000) (as adjusted from the date hereof by CPI Increases), other than Permitted Exceptions, Leases, Brokerage Agreements and Service Contracts, which bind or obligate the Partnership, which are in existence as of the Delivery Date and which contain obligations to be performed by the Partnership on or after the Closing Date (the "Other
                                                                -----
Agreements"), (ii) true and complete copies of the Other Agreements as shown on
----------
the Other Agreements Schedule initialed by an Optionor, and (iii) the Other Agreements Certificate dated as of the Delivery Date.

          (f)  Insurance.  (i) A schedule (the "Insurance Policies Schedule") of
               ---------                        ---------------------------
all insurance policies affording coverage with respect to the Project or any portion thereof in existence as of the Delivery Date, and (ii) the Insurance Certificate dated as of the Delivery Date.

          (g)  Permits.  True and complete copies of all temporary or permanent
               -------
certificates of occupancy held, and all other permits required by Law or obtained, in connection with the operation and use of the Project.

          (h)  Litigation.  (i) A schedule (the "Litigation Schedule") of
               ----------                        -------------------
Litigation pending as of the Delivery Date, (ii) a brief description of the claims made in such Litigation, and (iii) the Litigation Certificate dated as of the Delivery Date.

          (i)  Plans and Specifications.  Optionors will make available for
               ------------------------
Optionee's inspection copies of the plans and specifications for the Project or any portion thereof which the Partnership, Optionors or its managing agent may have in their possession and which have not previously been delivered to Optionee.

          (j)  Cash Flow Projection.  A projection of cash flow for the Project
               --------------------
for the ten (10) year period commencing on the Delivery Date.

          (k)  Tax Election Certificate.  A certificate (a "Tax Election
               ------------------------                     ------------
Certificate") from an Optionor setting forth any material federal income tax
-----------
elections made by the Optionors or the Partnership which would be binding upon Optionee in its capacity as partner in the Restated Partnership.

          (1)  Management Agreement.  Optionors shall deliver to Optionee for
               --------------------
approval a form of Management Agreement proposed to be entered into by the Partnership with a management company which may be an Affiliate of either Optionor. The Management Agreement shall (i) be in a form customarily used in the real estate industry in New York City for projects comparable in age, size and quality to the Project by a prudent institutional owner when entering into a management agreement with its developer/partner for management, and

(ii) provide for a management fee not to exceed the greater of (A) one percent (1%) of the gross revenues of the Project, and (B) an amount demonstrated to Optionee's satisfaction to be the market rate at the time payable to management companies which provide management services only (as opposed to those which provide, in addition thereto, leasing agent services, for example) for buildings located in New York, New York, comparable in size, age and quality to the Project. Optionee shall have the right to object to any provision of the proposed Management Agreement and the parties shall use their reasonable efforts to resolve all disagreements prior to the Closing Date. If, on the Closing Date, objections to the proposed Management Agreement remain unresolved, then the Optionee may elect in writing to terminate this Agreement in which event neither party shall have any further right or obligation hereunder and the Maturity Date shall be extended for a period of one hundred twenty (120) days during which 120-day period the Partnership shall have the right to prepay the Loan without premium or penalty upon twenty (20) Banking Days' prior notice to Optionee.

          (m)  Additional Deliveries.  All additional deliveries that are
               ---------------------
customarily provided in connection with transactions of a similar nature as of the Exercise Date, as Optionee or its counsel may reasonably request.

     5.02.  Budget.  At least seventy-five (75) days prior to the Closing Date,
            ------
Optionors shall deliver to Optionee for approval the proposed budget described in Section 6.4(a) of the Amended and Restated Partnership Agreement. Optionee shall have the right to object to any item(s) in the budget in accordance with the procedure set forth in Section 6.4(b) of the Amended and Restated Partnership Agreement, except that if the unresolved objection relates to an aggregate amount equal to or in excess of One Million Dollars ($l,000,000), Optionee shall have the right to terminate this Agreement by written notice to Optionors. Upon such termination by Optionee, neither party shall have any further right or obligation hereunder and the Maturity Date of the Loan shall be extended for a period of one hundred twenty (120) days during which 120-day period the Partnership shall have the right to prepay the Loan without premium or penalty upon twenty (20) Banking Days' prior notice to Optionee. If the unresolved objection relates to an amount less than One Million Dollars ($1,000,000), the decision of Optionors shall prevail.

       ARTICLE 6 CLOSING; CONDITIONS AND DELIVERIES PRECEDENT TO CLOSING
                 -------------------------------------------------------

     6.01.  Closing.  If Optionee exercises the Option, the closing (the
            -------
"Closing") pursuant to this Agreement shall occur on a date (the "Closing
 -------                                                          -------
Date") acceptable to all of the parties hereto, but in no event later than (a)
----
the Maturity Date, or (b) if, but only if, an Intervening Governmental Action occurs subsequent to the Exercise Date, on a date which is twelve (12) months after the occurrence of such Intervening Governmental Action, subject to adjournment, extension or acceleration as provided herein, provided all of the conditions precedent to Closing have occurred or have been waived by the party entitled to make such waiver. The Closing shall be held at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 commencing at 10 a.m. on the Closing Date or at such other office in New York City as the parties shall agree. Any party shall have the right to adjourn the Closing for up to thirty (30) days for good cause due to circumstances beyond its control. In no event, however, except for an extension pursuant to clause (b) above, shall the Closing be delayed to a date more than thirty (30) days after the Maturity Date.

     6.02.  Optionors' Deliveries.  Optionee's obligation to consummate the
            ---------------------
Closing is expressly conditioned on Optionors delivering or causing to be delivered to Optionee the items and documents described below (any one or more of which may be waived, in whole or in part, by Optionee in writing in Optionee's sole discretion):

          (a) on the Pre-Closing Delivery Date, the items described in (i) through (ix) below:

               (i)    Financial Statements.  The audited Financial Statements of
                      --------------------
the Partnership for the three (3) fiscal years immediately preceding the Closing Date, together with unaudited Financial Statements for the period between the close of the most recent fiscal year and the Pre-Closing Delivery Date (to the extent the same have not been previously delivered to Optionee), or if the audited Financial Statements for the immediately preceding fiscal year are not available, Optionors shall deliver unaudited Financial Statements for such immediately preceding fiscal year. The Financial Statements to be delivered to Optionee pursuant to this Section 6.02(a)(i) or that would have been so delivered if not previously delivered to Optionee are hereinafter collectively referred to as the "Closing Financial Statements"), together with the Financial
                    ----------------------------
Condition Certificate dated as of the Pre-Closing Delivery Date.

               (ii)   Service Contracts.  (A) A schedule of all Service
                      -----------------
Contracts in existence as of the Pre-Closing Delivery Date (the "Updated Service
                                                                 ---------------
Contract Schedule"), (B) true and complete copies of all Service Contracts as
-----------------
shown on the Updated Service Contract Schedule not previously delivered pursuant to Section 5.01(b), initialed by an Optionor, (C) the Service Contracts Certificate dated as of the Pre-Closing Delivery Date, and (D) a certificate from an Optionor certifying that there are no Service Contracts with Affiliates other than Service Contracts that were approved in writing by Optionee.

               (iii)  Leases.  (A) A Lease Certificate dated as of the
                      ------
Pre-Closing Delivery Date, and (B) a certificate from an Optionor certifying that there are no Leases with Affiliates other than Leases that were approved in writing by Optionee.

               (iv)   Brokerage Commissions.  (A) A schedule of all Brokerage
                      ---------------------
Commissions payable on or after the Pre-Closing Delivery Date with respect to Leases in existence on the Pre-Closing Delivery Date (the "Updated Brokerage
                                                           -----------------
Brokerage Commission Schedule"), (B) true and complete copies initialed by an
-----------------------------
Optionor of all Brokerage Agreements in existence as of the Pre-Closing Delivery Date and not previously delivered pursuant to Section 5.01(d), and (C) the Brokerage Commissions Certificate dated as of the Pre-Closing Delivery Date.

               (v)    Other Agreements.  (A) A schedule of all Other Agreements
                      ----------------
in existence on the Pre-Closing Delivery Date which bind or obligate the Partnership (the "Updated Other Agreements Schedule"), (B) true and complete
                  --------------------------------------
copies of the Other

Agreements not previously delivered pursuant to Section 5.01(e), initialed by an Optionor and (C) the Other Agreement Certificate dated as of the Pre-Closing Delivery Date.

               (vi)   Insurance Policies.  (A) A schedule of all insurance
                      ------------------
policies in existence as of the Pre-Closing Delivery Date (the "Updated
                                                                -------
Insurance Policies Schedule"), and (B) the Insurance Certificate dated as of the
---------------------------
Pre-Closing Delivery Date.

               (vii)  Permits.  True and complete copies of all temporary or
                      -------
permanent certificates of occupancy held, and all other permits required by Law or obtained, in connection with the operation and use of the Project not previously delivered pursuant to Section 5.01(g).

               (viii) Litigation.  (A) A schedule of all Litigation in
                      ----------
existence as of the Pre-Closing Delivery Date (the "Updated Litigation
                                                    ------------------
Schedule"), (B) a brief description of all Litigation as shown on the Updated
--------
Litigation Schedule, and (C) the Litigation Certificate dated as of the Pre-Closing Delivery Date.

               (ix)   Other Certificates.  A Condemnation Certificate and an
                      ------------------
update of the Tax Election Certificate, each dated as of the Pre-Closing Delivery Date.

          (b) On the Closing Date, the items described in (i) through (xii) below:

               (i)    Amended and Restated Partnership Agreement.  Six (6)
                      ------------------------------------------
counterparts of the Amended and Restated Partnership Agreement executed by the Optionors or, if applicable, such Persons as are Permitted Transferees.

               (ii)   Assignment of Partnership Interest.  An Assignment of
                      ----------------------------------
Partnership Interest sufficient to transfer the 33-1/3% Partnership Interest to Optionee.

               (iii)  Repayment of Loan.  Payment by wire transfer of
                      -----------------
immediately available funds to Optionee's account at such location as may be designated by Optionee in writing at least three (3) Banking Days' prior to the Closing Date, an amount equal to any outstanding amounts due and payable under the Loan Documents LESS the amount of the Amended Initial Note if the Amended Initial Note is being assigned to Optionors at Closing. If Optionee fails timely to furnish wiring instructions, the Partnership shall make said payment by certified or bank check payable to Optionee drawn on a bank which is a member of the New York Clearing House or a successor thereto.

               (iv)   Organizational Matters of Optionors. Certified copies of
                      -----------------------------------
the organizational documents of each of the Optionors and such resolutions and incumbency certificates as shall be reasonably required by Optionee or its counsel in order to evidence the due authorization and execution of the Assignment(s) of Partnership Interest and the Amended and Restated Partnership Agreement by the Optionors or the Persons executing such documents in accordance with this Agreement.

               (v)    Opinion of Counsel.  An opinion of counsel to each
                      ------------------
Optionor opining on such matters as reasonably requested by Optionee or its counsel, with such qualifications, if any, as shall then be customary or appropriate under then applicable Law and practice for like opinions.

               (vi)   Good Standing Certificate.  A Good Standing Certificate
                      -------------------------
from the Secretary of State of the state of formation with respect to each Optionor which is a corporation, a limited partnership, or a limited liability company.

               (vii)  Management Agreement.  A copy of the Management Agreement
                      --------------------
certified as true and correct by an Optionor.

               (viii) Release.  If the Purchase Price is to be paid by
                      -------
assigning to Optionors the Amended Initial Note, a release executed by each Optionor in favor of the Partnership releasing the Partnership from all liability under the Amended Initial Note.

               (ix)   Closing Certificate.  The Closing Certificate of
                      -------------------
Optionors dated as of the Closing Date.

               (x)    Title Matters.  All documents and affidavits as may
                      -------------
reasonably be required by the title insurance company to enable such company to issue any title insurance policy or endorsement (including, but not limited to, a non-imputation endorsement) requested by Optionee in connection with the Closing.

               (xi)   Other Certificates.  The Certificate of No Other Partners,
                      ------------------
Miscellaneous Certificate of Optionors, a Condemnation Certificate and an update of the Tax Election Certificate, each dated as of the Closing Date.

               (xii)  Additional Deliveries.  All other documents and
                      ---------------------
instruments required to be delivered by the Partnership and Optionors pursuant to the terms of this Agreement, together with any additional deliveries that are customarily provided in connection with transactions of a similar nature as of the Closing Date which Optionee or its counsel may reasonably request.

     6.03.  Optionee's Conditions Precedent to Closing.  Optionee's obligation
            ------------------------------------------
to consummate the Closing is expressly conditioned on the satisfaction, at or before Closing or on such earlier date as is specified in Section 8.03 below, of each of the following conditions (any one or more of which may be waived in writing, in whole or in part, by Optionee in Optionee's sole discretion):

          (a)  Title.  Title to the Project shall be vested in the Partnership
               -----
free and clear of all mortgages, liens, encumbrances, covenants, and any other matters affecting title, other than the Permitted Exceptions.

          (b)  Condemnation.  There shall have occurred no taking of title to
               ------------
any portion of the Project by reason of any condemnation, expropriation, eminent domain or similar proceedings of such a nature that the utility or economic value of the Project is affected in any material way, nor shall any such proceedings be pending, or to any Optionor's knowledge, overtly threatened (except in the event of an accelerated Closing pursuant to Section 8.03(a)(ii)). As an example, a taking by a public utility of a location for a utility line, underground vault, or a taking by the municipality or other governmental organization widening a street, changing a grade, or making a minor adjustment in property lines, in each case not affecting rental payable by Tenants or the income potential of the Project, shall not be deemed a taking of a material nature affecting the utility or economic value of the Project.

          (c)  Casualty.  In the event that the Project shall have been damaged
               --------
or destroyed by fire or other casualty, such damage or destruction shall have been fully restored to the standard existing prior to such damage or destruction.

          (d)  Event of Default.  No Event of Default shall exist hereunder.
               ----------------

          (e)  Material Adverse Change.  There shall have been no material
               -----------------------
adverse change between:

               (i) The Brokerage Commission Schedule, Insurance Policies Schedule, Litigation Schedule, Other Agreements Schedule and Service Contract Schedule, delivered on the Delivery Date and the Updated Brokerage Commission Schedule, Updated Insurance Policy Schedule, Updated Litigation Schedule, Updated Other Agreements Schedule and Updated Service Contract Schedule delivered on the Pre-Closing Delivery Date; or

               (ii)   The Financial Statements and the Closing Financial
Statements.

          (f)  Miscellaneous Certificate.  The Miscellaneous Certificate of
               -------------------------
Optionors shall indicate no exceptions or qualifications to the representations and warranties set forth in Section 3.02, other than those which (i) reflect changes permitted by the terms hereof or (ii) reflect facts or conditions as to which there has been no material adverse change from the date hereof.

          (g)  Budget; Management Agreement.  The parties shall have agreed upon
               ----------------------------
the budget described in Section 5.02 and the Management Agreement described in
Section 5.01(1).

If the conditions set forth in (e) and (f) are neither satisfied nor waived Optionee may elect, in writing, to terminate this Agreement in which event neither party shall have any further right or obligation hereunder and the Maturity Date shall be extended for a period of one hundred twenty (120) days during which 120-day period the Partnership shall have the right to prepay the Loan without premium or penalty upon twenty (20) Banking Days prior notice to Optionee.

     6.04   Optionee's Deliveries.  Optionors' obligation to consummate the
            ---------------------
Closing is expressly conditioned on Optionee delivering or causing to be delivered to Optionors on the Closing Date the items described in (a) through
(g) below (any one or more of which may be waived in writing, in whole or in part, by Optionors in Optionors' sole discretion):

          (a)  Assignment.   If the Purchase Price is paid by assignment of the
               ----------
Amended Initial Note, an assignment executed by Optionee assigning to Optionors (or their designee) the Amended Initial Note equal to the Purchase Price, together with such original Amended Initial Note endorsed without recourse by Optionee to Optionors or their designee.

          (b)  Amended and Restated Partnership Agreement.   Six (6)
               ------------------------------------------
counterparts of the Amended and Restated Partnership Agreement executed by Optionee.

          (c)  Organizational Matters of Optionee.   Certified copies of the
               ----------------------------------
organizational documents of Optionee, and such resolutions and incumbency certificates as shall be reasonably required by Optionors or their counsel in order to evidence the due authorization and execution by Optionee of the Amended and Restated Partnership Agreement and, if applicable, the assignment referred to in clause (a) above.

          (d)  Miscellaneous Certificate.  The Miscellaneous Certificate of
               -------------------------
Optionee dated as of the Closing Date.

          (e)  Opinion of Counsel.  An opinion of counsel to Optionee opining on
               ------------------
such matters as may reasonably be requested by Optionors or their counsel, with such qualifications, if any, as shall then be customary or appropriate under then applicable Law and practice for like opinions.

          (f)  Good Standing Certificate.  A Good Standing Certificate from the
               -------------------------
Secretary of State of Optionee's state of incorporation.

          (g)  Additional Deliveries.  Any additional deliveries as Optionors or
               ---------------------
their counsel may reasonably request that are customarily provided in connection with transactions of a similar nature as of the Closing Date.

     6.05   Disposition of Amended Initial Note.  Immediately after delivery, if
            -----------------------------------
any, of the Amended Initial Note by Optionee pursuant to Section 6.04(a), Optionors shall either (a) contribute the Amended Initial Note to the Partnership and cancel the indebtedness evidenced thereby, or (b) provide to Optionee such documentation as is reasonably requested by Optionee or its counsel to assure Optionee that the indebtedness evidenced by the Amended Initial Note shall not be enforced as against the Project other than to the extent of any proceeds of any Financing or Refinancing (as such terms are defined in the Amended and Restated Partnership Agreement) obtained in accordance with the terms and conditions of the Amended and Restated Partnership Agreement.

                 ARTICLE 7 CLOSING ADJUSTMENTS; CLOSING COSTS
                           ----------------------------------

     7.01.  Closing Adjustments.
            -------------------

          (a) The "Gross Adjustment Amount" shall mean the sum obtained by adding the amounts described in clauses (i) through (vi) below, and subtracting from such sum the amount obtained by adding the amounts described in clauses
(vii) through (xiv) below, and adding or subtracting (as appropriate) the amount determined pursuant to clause (xv) below (each of the following amounts described in clauses (i) through (xv) shall be adjusted on a per diem basis as of 11:59 p.m. of the day next preceding the Closing Date):

               (i) Real estate and personal property taxes, franchise taxes, sewer rents and charges and other state, county and municipal taxes, charges and assessments affecting the Project or any portion thereof (collectively, "Taxes"), paid by the Partnership for the period on or after the Closing Date. (If the rate of any such Taxes, or the assessed value of the Project shall not be fixed prior to the Closing, the calculation of the amount determined pursuant to this clause (i) or pursuant to clause (viii) below at the Closing shall be upon the basis of the rate for the preceding fiscal year applied to the latest assessed valuation (or other basis of valuation) and the amount of any further adjustment shall be paid in accordance with this Section 7.01 when the rate or assessed valuation for the current fiscal year is fixed);

               (ii) Charges for water, electricity, gas, oil, steam, telephone and all other utilities (other than those paid directly by Tenants), paid by the Partnership for all periods on or after the Closing Date. If the consumption of any of the foregoing is measured by meters, the Partnership shall furnish a current reading of each meter at the Closing. (If there is no such meter or if the bills for any of the foregoing have not been issued prior to the Closing Date, the charges therefor shall be adjusted for purposes of this clause (ii) and clause (ix) at the Closing, on the basis of the charges for the prior period for which bills were issued and the amount of any further adjustment shall be paid in accordance with this Section 7.01 when the bills for the current period are issued);

               (iii) Wages, salaries, vacation pay, sick leave, bonuses and other employee benefits, if any, for the Partnership's employees at the Project paid by the Partnership for all periods on or after the Closing Date;

               (iv) The premiums on the Partnership's insurance policies paid by the Partnership for all periods on or after the Closing Date, but excluding any such policies which will be canceled on or before the Closing Date;

               (v) Charges under Service Contracts paid by the Partnership for all periods on or after the Closing Date;

               (vi) The management fee payable to the managing agent pursuant to the Management Agreement paid by the Partnership for all periods on or after the Closing Date;

               (vii) Rent (including, without limitation, all base rent and additional rent) and other charges (including, without limitation, charges for electricity, Taxes and operating expense, collectively, "Rental Amounts") paid
                                                         --------------
by Tenants under Leases for periods on or after the Closing Date;

               (viii) Taxes payable (but not yet paid) by the Partnership for all periods prior to the Closing Date;

               (ix) Charges for water, electricity, gas, oil, steam, telephone and all other utilities (other than those paid directly by Tenants), payable (but not yet paid) by the Partnership for all periods prior to the Closing Date;

               (x) Wages, salaries, vacation pay, sick leave, bonuses, and other employee benefits, if any, for the Partnership's employees at the Project, payable, but not yet paid, by the Partnership for all periods prior to the Closing Date;

               (xi) The premiums on the Partnership's insurance policies, payable, but not yet paid, by the Partnership for all periods prior to the Closing Date, but excluding any such policies which will be canceled on or before the Closing Date;

               (xii) Charges under Service Contracts payable, but not yet paid, by the Partnership for all periods prior to the Closing Date;

               (xiii) The management fee payable to the managing agent pursuant to the Management Agreement payable, but not yet paid, by the Partnership for all periods prior to the Closing Date;

               (xiv) All amounts shown on the Updated Brokerage Commission Schedule;

               (xv) Any other items of income to, or expenses of, the Partnership which would normally be apportioned or adjusted under standard real estate customs in effect as of the Closing Date in respect to title closings in New York, New York.

          (b) If the Gross Adjustment Amount is less than zero, Optionors shall deliver to the Partnership, on the Closing Date, a cashier's or certified bank check in an amount equal to the absolute value of such Gross Adjustment Amount. If the Gross Adjustment Amount is greater than zero, the Partnership shall deliver to Optionors (in proportion to their respective interests in the Partnership), on the Closing Date, a cashier's or certified bank check in an amount equal to such Gross Adjustment Amount.

          (c) All arrearages in rent (including, without limitation, all base rent and additional rent) and other charges (including, without limitation, charges for electricity, taxes and operating expense), as of the Closing Date, shall be applied and distributed in accordance with the provisions of Section
5.4 of the Amended and Restated Partnership Agreement.

          (d) If any of the items described in Section 7.01(a) cannot be apportioned at the Closing, or are incorrectly apportioned at the Closing, such items shall be apportioned as soon as practical after the date of the Closing.

          (e)  The provisions of this Section 7.01 shall survive the Closing.

     7.02.  Closing Costs.  All taxes which may be imposed in connection with
            -------------
the Closing under the Transfer Tax Law and Documentary Stamp Tax Law shall be paid by Optionors or Optionee, as may then be customary or required by applicable Law; provided, however, that if there is a reasonable uncertainty as
                --------- -------
to what may then be customary with respect to the payment of any of the aforementioned taxes, such taxes shall be paid by Optionors. Each party hereto shall bear its own closing costs and expenses.

              ARTICLE 8 EVENTS OF DEFAULT; REMEDIES UPON DEFAULT
                        ----------------------------------------

     8.01.  Events of Default.  The occurrence of any one or more of the
            -----------------
following shall constitute an Event of Default hereunder:

          (a) any representation or warranty in this Agreement or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with this Agreement proves to have been incorrect in any material respect when made; or

          (b) the failure to perform or observe any term, covenant or agreement to be performed or observed contained in this Agreement and such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the defaulting party by any non-defaulting party or, if such failure is of such a nature that it cannot be completely remedied within said thirty (30) day period, if the defaulting party shall not (i) promptly upon the non-defaulting party's giving notice of such failure, advise the non-defaulting party(ies) in writing of the specific measures which the defaulting party intends to implement to remedy such failure, (ii) promptly institute and diligently pursue all such measures necessary to remedy the same, and (iii) effect such remedy within a reasonable period of time after the date of the giving of such notice by the non-defaulting party.

     8.02.  Remedies upon Default.  Upon the occurrence of any Event of Default,
            ---------------------
the non-defaulting party(ies) may, at its option, terminate this Agreement by written notice to the other party(ies) and neither party shall have any further right or obligation hereunder. The parties reserve the right to any and all remedies available to them at Law or in equity, including specific performance. If the defaulting party is Optionee and Optionors elect to terminate this Agreement, then the Maturity Date of the Loan shall be extended for a period of twelve (12) months during which twelve (12)-month period the Partnership shall have the right to prepay the Loan without premium or penalty upon twenty (20) Banking Days' prior notice to Optionee.

     8.03.  Events Accelerating Exercise of the Option and Closing.
            ------------------------------------------------------

          (a)  Option Acceleration Events.  Optionee shall have the right, by
               --------------------------
written notice given to Optionors as provided below, and notwithstanding anything to the contrary contained in Section 2.02, to elect to exercise the Option upon occurrence of any of the following events, if any such event occurs at any time prior to the latest date upon which the Option may be exercised in accordance with Section 2.02 (collectively, "Triggering Events"):
                                             -----------------

               (i)    Project Sale.  The sale of all or substantially all of the
                      ------------
Project; or

               (ii)   Project Conversion.  The payment to the Partnership of
                      ------------------
insurance proceeds or condemnation awards as a result of a destruction of all or substantially all of the Project (unless Optionors have elected, pursuant to the terms of the Loan Documents, to use the insurance proceeds for restoration or rebuilding), a taking in eminent domain of all or substantially all of the Project or a title defect which deprives the Partnership of the beneficial use and enjoyment of all or substantially all of the Project; or

               (iii)  Dissolution.  The dissolution of the Partnership and
                      -----------
liquidation of its assets upon the mutual agreement of the Optionors to do so following a determination by the Optionors that it is no longer economically feasible to carry on the business of the Partnership.

     To the extent that any Triggering Event constitutes an Event of Default, or requires the prior written consent of Optionee under any of the Loan Documents, this Section 8.03 shall not be deemed to modify the applicable terms of the Loan Documents.

          (b)  Exercise of Option.  Optionors shall deliver to Optionee at least
               ------------------
forty-five (45) days' prior written notice of the projected date of any Triggering Event (and, in any event, shall deliver such notice as soon as reasonably practicable). Optionors shall accompany any such notice with reasonably detailed information regarding such Triggering Event. Optionors shall supply such additional information with respect to such Triggering Event as Optionee or its counsel may reasonably request and as is reasonably available to Optionors. Not later than thirty (30) days after such notice is given to Optionee, Optionee shall, if it desires to exercise the Option under Section 8.03(a), give to the Partnership written notice of its election to exercise the Option hereunder.

     In the event that Optionee exercises the Option as provided above, this Agreement shall thereupon be deemed a contract for the acquisition of the 33-1/3% Partnership Interest, subject to the condition that the applicable Triggering Event occurs. The Closing Date pursuant to this Section 8.03 shall be a date which is no later than one (1) day preceding the occurrence of the applicable Triggering Event unless otherwise mutually agreed. If for any reason such Triggering Event shall not occur, any exercise of the Option by Optionee made pursuant to this Section 8.03 shall be deemed revoked and this Agreement shall be reinstated in its entirety.

     8.04.  Intervening Governmental Action.  If Optionee is unable to close or
            -------------------------------
to act as Optionee under this Agreement on account of an Intervening Governmental Action (as defined below) this Agreement shall, at the election of Optionee, either (a) terminate and neither party shall have any rights or liabilities hereunder, or (b) be assignable by Optionee in accordance with the terms of Section 9.06. An "Intervening Governmental Action" shall mean a statute, rule, regulation, or official or unofficial change of position, of the Government of Japan or of the United States of any ministry or department thereof (a "Governmental Entity")
                                                        -------------------
which makes it Unlawful (as defined below) for Optionee to consummate the Closing or act as Optionee, but only if (x) such Intervening Governmental Action is not enacted or promulgated at the date hereof, (y) Optionee has made good faith efforts to obtain an approval or exemption from the relevant Governmental Agency to enable it to consummate the Closing or act as Optionee, but has been unable to do so, and (z) Optionee has given Optionors such evidence, if any, as may be available respecting the existence and effective date of such Intervening Governmental Action, of its applicability to Optionee and this Agreement, and of Optionee's compliance with subparagraph (y) hereof. For the purposes of this
Section 8.04 only, "Unlawful" shall mean violative of, prohibited, or unauthorized by Law, or contrary to the advice, opinion or policy, whether official or unofficial, of any Governmental Entity.

     8.05.  Waiver; No Election.
            -------------------

          (a) Except as specifically provided herein, the exercise of (or failure to exercise) any one of a party's rights or remedies under this Agreement shall not be deemed to be in lieu of, or a waiver of, any other right or remedy contained herein.

          (b) In the event of the occurrence of an Event of Default, the non-defaulting party shall have the sole right to determine which remedies available under this Agreement to pursue, and such party may elect to pursue (or not to pursue) any or all of such remedies (regardless of whether such election is deemed to be inconsistent).

                           ARTICLE 9 MISCELLANEOUS PROVISIONS
                                     ------------------------

     9.01.  Casualty.  If the Project is damaged or destroyed by fire or other
            --------
casualty subsequent to the Exercise Date, Optionors agree to notify Optionee of that fact within ten (10) days following its occurrence, providing such details as are available at that time. If it appears to Optionee on the basis of available evidence and information that the repair or restoration of such damage or destruction will not be completed by the Closing Date, Optionee shall have the right to rescind its Exercise Notice by written notice to Optionors within twenty (20) days following the occurrence of such damage or destruction, in which event:

          (a) the Closing Date shall be extended to a date not later than twelve (12) months following the date of such damage or destruction and the Maturity Date shall be extended for a period of twelve (12) months from the date of the occurrence of such damage or destruction, during which twelve-month period the Partnership shall, if Optionee elects to terminate this Agreement pursuant to clause (c) below, have the right to prepay the Loan without premium or penalty upon twenty (20) Banking Days' prior notice to Optionee;

          (b) within one hundred twenty (120) days following the occurrence of such damage or destruction, Optionors agree to deliver to Optionee detailed information respecting the nature and scope of the damage or destruction, the plans for and timing of the restoration thereof and all other materials and information necessary to enable Optionee to make an informed decision whether to proceed to Closing;

          (c) within one hundred twenty (120) days following receipt by Optionee of the deliveries required by clause (b) above, Optionee agrees to notify Optionors in writing of its decision either (i) to proceed to Closing or (ii) to terminate this Agreement, in which latter event neither Optionors nor Optionee shall have any further rights or obligations hereunder; and

          (d) if Optionee elects to proceed to Closing, Optionors agree to deliver to Optionee, as promptly as practicable, all of the items specified in
Section 6.02(a) hereof and, subject to compliance with and satisfaction of the requirements of Sections 6.02(b) and 6.03 (but excluding the condition set forth in Section 6.03(c)) hereof, the Closing shall occur not later than thirty (30) days thereafter.

     9.02.  Casualty or Condemnation.  The Partnership, Optionors and Optionee
            ------------------------
hereby waive the provisions of all applicable Laws relating to the occurrence of a casualty or condemnation between the date hereof and the Closing, and the parties agree that the provisions set forth in this Agreement shall govern in lieu of such applicable Law.

     9.03.  Banking Day Extension.  In the event any time period or any date
            ---------------------
provided in this Agreement ends or falls on a day other than a Banking Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Banking Day, and performance hereunder may be made on such Banking Day with the same force and effect as if made on such other day.

     9.04.  Confidentiality.  The existence and contents of this Agreement and
            ---------------
all other documents attached hereto as exhibits, the matters disclosed by any review undertaken by Optionee in connection with this transaction and all information now or hereafter furnished to Optionee pursuant to this Agreement shall not be disclosed to any third parties without the advance written consent of all parties hereto, except for any disclosure that may be required to be made to any applicable Governmental Agency. No advertisement or other publicity concerning this transaction shall be made or disseminated by any party either before or after the Closing Date hereunder without the review and approval of all parties hereto. All parties recognize the need to disclose aspects of this transaction to their respective accountants, attorneys and other consultants.
No party is responsible for the actions of third parties as to the disclosure of confidential information, but each party agrees to inform its accountants, attorneys and other consultants of the confidentiality of this transaction and all such other information and, upon request of any other, agrees to use reasonable efforts to obtain confidentiality agreements from such third parties. Notwithstanding the foregoing, Optionors hereby agree that Optionee may disclose the general terms of this transaction (but not any information concerning Leases or other financial information regarding the Project, the Partnership, Optionors or any other partner in the Partnership) to third parties in Japan.

     9.05.  Brokerage.  The parties each represent to the others that it has not
            ---------
dealt with any broker or finder in connection with this Agreement or the transactions contemplated hereby except for Jones Lang Wootton USA ("JLW") and
                                                                     ---
that no commission, brokerage fee or similar charge is or will be payable in connection with this Agreement or the transactions contemplated hereby, except to JLW, which fee Optionors agree will be paid by Optionors pursuant to separate agreement. The parties shall each indemnify, save and hold harmless the others from any and all claims arising as a result of the inaccuracy of the representation provided in this Section 9.05. The provisions of this Section
9.05 shall survive the Closing or termination of this Agreement.

     9.06.  Binding Effect; Assignment..  This Agreement shall be binding upon
            --------------------------
and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that Optionors may not assign their rights or interests or delegate any of their duties under this Agreement without the prior written consent of Optionee. Optionee shall have the right, in its sole and absolute discretion, to transfer, assign or sell in its entirety any or all of its right and interest in and under this Agreement; provided that Optionee agrees only to transfer, assign or sell any or all of its right and interest in and under this Agreement in connection with a transfer, assignment or sale of Optionee's right and interest under the Loan Documents. As a condition of any transfer by any Optionor of an interest in the Partnership to a Permitted Transferee, such Optionor shall require such Permitted Transferee to execute and deliver to Optionee such documentation as Optionee shall reasonably require confirming such Permitted Transferee's agreement to be bound hereby.

     9.07.  Execution in Counterparts.  This Agreement may be executed in any
            -------------------------
number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Agreement, taken together will be deemed to be but one and the same instrument.

     9.08.  Amendments; Consents.  No amendment, modification, supplement,
            --------------------
termination or waiver of any provision of this Agreement, and no consent to any departure by any party from the terms hereof, may in any event be effective unless in writing signed by the party to be charged, and then only in the specific instance and for the specific purpose given.

     9.09.  Non-Waiver of Remedies.  No waiver of any breach or default
            ----------------------
hereunder shall constitute or be construed as a waiver by a party of any subsequent breach or default or of any breach or default of any other provision of this Agreement.

     9.10.  Survival.  Except as specifically provided in this Agreement, the
            --------
representations and warranties contained herein and in any certificate or schedule delivered pursuant hereto shall survive the Closing for a period of one
(1) year.

     9.11.  Notices.  Any notice, request, demand or other communication
            -------
required or permitted hereunder, shall be given by delivering the same in person to the intended addressee by first class registered or certified mail, postage prepaid, return receipt requested; or by air courier, sent to the intended addressee at the address or addresses, set forth below, or to such different address as the addressee shall have designated by written notice sent in accordance herewith:

To Optionors:


BOSTON PROPERTIES LIMITED PARTNERSHIP
c/o Boston Properties, Inc.
8 Arlington Street
Boston, Massachusetts  02116-3495
Attention:  President

BOSTON PROPERTIES L.L.C.
c/o Boston Properties, Inc.
8 Arlington Street
Boston, Massachusetts  02116-3495
Attention:  President

Copy to:

Bingham, Dana & Gould LLP
150 Federal Street, 23rd Floor
Boston, Massachusetts  02111
Attention:  Peter Van, Esq.

To Optionee:

Mitsui Seimei America Corporation
200 Park Avenue
16th Floor
New York, New York  10166
Attention:  President

Copy to:


Gibson, Dunn & Crutcher LLP
200 Park Avenue
47th Floor
New York, New York  10166
Attention:  Kimmarie Sinatra, Esq.

Copy to:


Jones Lang Wootton USA
101 East 52nd Street
20th Floor
New York, New York  10022
Attention:  R. Gary Barth

     Such notice shall be deemed to have been given as of the date of receipt in the case of personal delivery or air courier or, in the case of mailing, as of the date of first attempted delivery at the address and in the manner provided herein.

     9.12.  Governing Law.  This Agreement shall be governed by, and construed
            -------------
and enforced in accordance with, the laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York.

     9.13.  Severability of Provisions.  Any provision of this Agreement that is
            --------------------------
held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

     9.14.  Integration.  This Agreement, together with the other Loan
            -----------
Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. This Agreement was drafted with the joint participation of the Partnership, Optionors and Optionee and shall be construed neither against nor in favor of any such party.

     9.15.  Captions.  The captions and headings hereof are for convenience of
            --------
reference only and shall not be construed to define, limit, describe or otherwise affect the scope or intent of this Agreement.

     9.16.  No Agency, Partnership or Joint Venture. Unless and until the
            ---------------------------------------
Amended and Restated Partnership Agreement is executed and exchanged by Optionee and Optionors, the parties shall not be deemed to be partners, joint venturers or any similar type of relationship, nor shall they be deemed to have any fiduciary obligations to each other.

     9.17.  Time of the Essence.  Time is of the essence with respect to the
            -------------------
obligations under this Agreement.

     9.18.  Construction.  As used herein, the masculine shall include the
            ------------
feminine and neuter, and the singular shall include the plural.

     9.19.  Estoppel Certificates.  Within ten (10) days after request by any
            ---------------------
party to this Agreement to the other, such other party shall certify to the requesting party or its designee (a) that this Agreement is unmodified and in full force and effect (or if there have been any modifications that this Agreement is in full force and effect as modified, stating the modifications),
(b) whether to the knowledge of the party executing such certificate (i) there exists any default by the requesting party under this Agreement or (ii) there has occurred and is continuing any event which, with the passage of time and/or the giving of notice would constitute such a default, and in the case of either
(i) or (ii) specifying the same, and (c) such other matters with respect to this Agreement as shall be reasonably requested by such requesting party.

     9.20.  Consent to Jurisdiction; Waiver of Trial by Jury.  The parties
            ------------------------------------------------
hereto irrevocably and unconditionally (a) agree that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record of the State of New York or the courts of the United States located in the State of New York; (b) consent to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waive any objection which they may have to the laying of venue of any such suit, action or proceeding in any of such courts. In any action hereunder, each of the Partnership, Optionors and Optionee waives the right to demand a trial by jury.

     9.21.  Certificates of Optionors  The parties hereto agree that any
            -------------------------
certificate to be executed by an Optionor and delivered to Optionee or any document to be initialed by an Optionor and delivered to Optionee in accordance, in either case, with the terms hereof, shall be executed or initialed, as the case may be, on behalf of the Optionor by the managing member of such Optionor if such Optionor is a limited liability company. The parties hereto agree that any certificate to be executed by an Optionor and delivered to Optionee or any document to be initialed by an Optionor and delivered to Optionee in accordance, in either case with the terms hereof, shall be executed or initialed, as the case may be, on behalf of the Optionor, by the managing general partner of such Optionor if such Optionor is a partnership. Notwithstanding any provision of this Agreement to the contrary, to the extent that conveyance of the 33 1/3% Partnership Interest requires conveyance by only one Optionor, any provision of this Agreement requiring a certificate to be executed by each of the Optionors shall be deemed to require execution by only the transferring Optionor.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first set forth above.

             OPTIONORS:

             BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

             By:       BOSTON PROPERTIES, INC.,
                       a Delaware corporation, General Partner



                       By:__________________________________________
                       Name:
                       Title:


             BOSTON PROPERTIES, LLC,
             a Delaware limited liability company

             By:       BOSTON PROPERTIES LIMITED
                       PARTNERSHIP, a Delaware limited partnership,
                       Managing Member

             By:       BOSTON PROPERTIES, INC., a Delaware corporation,
                       General Partner



                       By:__________________________________________
                       Name:
                       Title:

             PARTNERSHIP:

             LEXREAL ASSOCIATES LIMITED PARTNERSHIP, a
             New York limited partnership

             By:  BOSTON PROPERTIES, LLC, a Delaware
                  limited liability company, General Partner

                By:  BOSTON PROPERTIES LIMITED
                     PARTNERSHIP, a Delaware limited
                     partnership, Managing Member

                   By:  BOSTON PROPERTIES, INC., a
                        Delaware corporation, General Partner


                        By:____________________________
                        Name:
                        Title:

             By:  BOSTON PROPERTIES LIMITED
                  PARTNERSHIP, a Delaware limited partnership,
                  Limited Partner

                By:  BOSTON PROPERTIES, INC., a Delaware
                     corporation, General Partner


                    By:_________________________________
                    Name:
                    Title:

             OPTIONEE:

             MITSUI SEIMEI AMERICA CORPORATION,
             a New York corporation


             By:________________________________________
             Name:  Shinjiro Goto
             Title:  President